Exhibit 10.19

SEA-LAND PACIFIC BAREBOAT CHARTER PARTY

Dated as of December 1, 1988

between

THE CONNECTICUT NATIONAL BANK,

                                              as Owner Trustee

and

SEA-LAND SERVICE, INC.,

                                              as Charterer

SEA-LAND PACIFIC

TABLE OF CONTENTS

(Not Part of Agreement)

			Page
Section	1.	Defined Terms	1
Section	2.	Charter Period; Extensions of Charter Period; Renewals; Redelivery: Purchase at End of Charter Period	1
Section	3.	Delivery of the Vessel	8
Section	4.	Use and Operation of the Vessel; Documentation	8
Section	5.	Maintenance and Classification; Repairs	10
Section	6.	Equipment and Stores	11
Section	7.	Improvements and Replacements	11
Section	8.	Liens	12
Section	9.	Charter Hire	13
Section	10.	Insurance	18
Section	11.	Loss, Requisition or Seizure	21
Section	12.	Charterer’s Option to Terminate upon Vessel’s Becoming Obsolete or Surplus	22
Section	13.	Assignments and Subcharters	23
Section	14.	Events of Default	25
Section	15.	Action Following An Event of Default	27
Section	16.	Notices	29
Section	17.	Further Assurances and Financial and Other Information	30
Section	18.	Successor Banks and Trustees	31
Section	19.	The Indenture Trustee	31
Section	20.	Miscellaneous	31

SCHEDULES

Schedule 1	Description of Vessel
Schedule 2	Interim and Basic Hire
Schedule 3	Stipulated Loss Value
Schedule 4	Termination Value
Schedule 5	Termination Value (Economic Obsolescence)
Schedule X	Definitions

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SEA-LAND PACIFIC BAREBOAT CHARTER PARTY dated as of December 1, 1988 between THE CONNECTICUT NATIONAL BANK, a national banking association organized under the laws of the United States, not in its individual capacity but solely as trustee (the “Owner Trustee”) under the Trust Agreement (as defined in Schedule X hereto), and SEA-LAND SERVICE, INC., a Delaware corporation (the “Charterer”). The Owner Trustee and the Charterer hereby agree as follows:

SECTION 1. Defined Terms. The following terms shall have the following meanings for all purposes of this Charter:

(a) unless otherwise expressly provided, all references herein to Articles or other subdivisions refer to the corresponding Articles and other subdivisions of this Charter;

(b) the terms “hereof,” “herein,” “hereby,” “hereto,” “hereunder,” “hereinafter” and “herewith” refer to this Charter; and

(c) all terms used herein which are defined in or by reference in Schedule X hereto (including all terms defined by reference therein to other instruments or to Sections and other subdivisions of this Charter) shall have the respective meanings stated or referred to in said Schedule X.

SECTION 2. Charter Period; Extensions of Charter Period; Renewals; Redelivery; Purchase at end of Charter Period, (a) Charter Period. Upon the terms and conditions set forth in this Charter, the Owner Trustee hereby lets and demises, and the Charterer hereby hires, the Vessel for the Interim Period and the Basic Period.

(b) Extension of Basic Period. Upon the expiration of the Basic Period together with all applicable Renewal Periods, the Charter Period shall be extended (i) for the duration of any voyage in progress of the Vessel at such expiration and any period necessary for the unloading of cargo related to such voyage and the return of the Vessel to the United States port designated pursuant to paragraph (d) of this Section, and (ii) for any period necessary to make any repairs to the Vessel as may be required in order to put the Vessel in a condition necessary to comply with paragraphs (d) and (e) of this Article 2; provided that no such extension shall exceed 90 days.

(c) Renewal Periods. Pursuant to the following terms and conditions, the Charterer shall be entitled to renew this Charter for one or more Renewal Periods commencing on the first day following the end of the Basic Period or any Renewal Period for which a renewal has been effected (each a “Renewal Period Commencement Date”):

(i) Appraisal Determination. The Charterer may (A) by notice to the Owner Trustee at any time at least 270 days (but not more than 540 days) prior to the Renewal Period Commencement Date for the first proposed Fixed Rate Renewal hereunder, request that a determination be made under subclause (iii)(D) of this paragraph (c) and (B) by notice to the Owner Trustee at any time at least 270 days (but not more than 540 days) prior to the Renewal Period Commencement Date for any proposed Fair Market Renewal hereunder, request that a determination be made under subclause (iv)(C) of this paragraph (c). No such request pursuant to this clause (i) for a determination shall be deemed an election by the Charterer of a renewal pursuant to the provisions of this paragraph (c).

SEA-LAND PACIFIC

(ii) Notice. In the event that the Charterer elects to renew this Charter, the Charterer shall provide the Owner Trustee with a notice irrevocably electing such renewal at least 180 days prior to the Renewal Period Commencement Date on which such elected renewal is to take effect. Such notice shall specify (A) the desired Renewal Period which in the case of a Fixed Rate Renewal shall be determined in accordance with subclause (iii)(A) of this paragraph (c) and in the case of a Fair Market Renewal shall be determined in accordance with subclause (iv)(A) of this paragraph (c) and (B) whether a renewal is being elected as a Fixed Rate Renewal pursuant to clause (iii) of this paragraph (c) or as a Fair Market Renewal pursuant to clause (iv) of this paragraph (c); provided, however, that if the Charterer shall have elected to renew any Other Charter on a fixed rate renewal basis pursuant to the terms thereof, the Charterer shall, if it elects to renew this Charter, be required to elect a Fixed Rate Renewal under this Charter if the Maximum Fixed Rate Period is longer than one year; and provided, further, that if the Charterer shall have elected to renew the Other Charter on a fair market renewal basis pursuant to the terms thereof, the Charterer shall, if it elects to renew this Charter, be required to elect a Fair Market Renewal under this Charter.

(iii) Fixed Rate Renewal. Each renewal pursuant to this clause (iii) shall be referred to as a “Fixed Rate Renewal” and shall be made pursuant to the following terms and conditions:

(A) The period of each Fixed Rate Renewal (each a “Fixed Rate Renewal Period”) shall be the period commencing on the Renewal Period Commencement Date for which a Fixed Rate Renewal is being requested and ending on the last day of the Fixed Rate Renewal Period specified by the Charterer in the notice delivered pursuant to clause (ii) of this paragraph (c), which Fixed Rate Renewal Period shall be in increments of one or more whole years (except that the last of such increments may be a fraction of a year to the extent so required by the limitation specified in the first proviso of this subclause (iii) (A)); provided, however, that no Fixed Rate Renewal Period shall extend beyond the earliest of the following dates (the “Maximum Fixed Rate Renewal Date” and the period from the Renewal Period Commencement Date for the first proposed Fixed Rate Renewal hereunder to the Maximum Fixed Rate Renewal Date is herein called the “Maximum Fixed Rate Renewal Period”): (1) the last date on which the period from the Closing Date to such date would be equal to 80% of the estimated economic useful life of the Vessel, measured from the Closing Date (the determination of such useful life to be made pursuant to subclause (D) below), and (2) the last day on which the estimated residual value of the Vessel would be 20% of the Lessor’s Cost (the determination of such date to be made pursuant to subclause (D) below), without taking into account inflation or deflation subsequent to the Closing Date; and provided, further, that if the first Fixed Rate Renewal Period so elected by the Charterer is less than the Maximum Fixed Rate Renewal Period, the only subsequent renewals permitted during the Maximum Fixed Rate Renewal Period shall be Fixed Rate Renewals, except that if the remaining period between the last such Fixed Rate Renewal Period and the Maximum Fixed Rate Renewal Date shall be less than one year, the Charterer may then, pursuant to subclause (iv) of this paragraph (c), elect a Fair Market Renewal which shall be for a period of at least two years.

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(B) The Basic Hire during each Fixed Rate Renewal Period shall be payable on each Payment Date during such Fixed Rate Renewal Period and shall be equal to 50% of the average of the actual Basic Hire payments payable on each Payment Date during the Basic Term; provided, however, in the event that due to any limitation imposed by the proviso set forth in the foregoing subclause (A) the last Fixed Rate Renewal Period expires other than on a Payment Date, then the last payment of Basic Hire for such Fixed Rate Renewal Period shall be payable on the last date of such Fixed Rate Renewal Period and shall be prorated on the basis of the proportion of (x) the actual number of days from and excluding the Payment Date immediately preceding the last day of such Fixed Rate Renewal Period to and including such last day, to (y) 180 days. The Stipulated Loss Value of the Vessel for all Fixed Rate Renewals shall be calculated once on or before the beginning of the first Fixed Rate Renewal and shall (x) on the Renewal Period Commencement Date for the first Fixed Rate Renewal be equal to the Fair Market Sale Value of the Vessel (as determined pursuant to subclause (D) below) as of such Renewal Period Commencement Date and (y) thereafter (over the first and each subsequent Fixed Rate Renewal Period) be reduced on a straight-line basis from the initial Stipulated Loss Value so determined pursuant to clause (x) hereof to 20% of the Lessor’s Cost at the end of the Maximum Fixed Rate Renewal Period.

(C) Notwithstanding any provision hereof, (x) all Fixed Rate Renewals elected by the Charterer shall run consecutively and (y) no Fixed Rate Renewals shall be permitted unless the first Fixed Rate Renewal Period immediately follows the Basic Period.

(D) In connection with the first actual or prospective Fixed Rate Renewal, a determination shall be made (pursuant to the Appraisal Procedure) of (x) the then estimated economic useful life of the Vessel measured from the Closing Date, (y) the last date on which the estimated residual value (without regard to inflation or deflation subsequent to the Closing Date) of the Vessel is projected to be greater than or equal to 20% of the Lessor’s Cost and (z) the Fair Market Sale Value of the Vessel as of the Renewal Period Commencement Date for the first Fixed Rate Renewal Period. Such determination (which shall be made within the time periods required pursuant to the Appraisal Procedure and prior to the Renewal Period Commencement Date for the first Fixed Rate Renewal) shall be made as of the Renewal Period Commencement Date for the first Fixed Rate Renewal and shall be used for all subsequent Fixed Rate Renewals.

(iv) Fair Market Renewal. Each renewal pursuant to this clause (iv) shall be referred to as a “Fair Market Renewal” and shall be made pursuant to the following terms and conditions:

(A) The period of each Fair Market Renewal (each, a “Fair Market Renewal Period”) shall be the period commencing on the Renewal Period Commencement Date for which a Fair Market Renewal is being requested and ending on the last day of the Renewal Period specified by the Charterer in the notice delivered pursuant to clause (ii) of this paragraph (c), which period shall be in increments of two or more whole years.

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(B) The Basic Hire during each Fair Market Renewal Period shall be the Fair Market Bareboat Charter Hire for such period (as determined pursuant to the provisions of/subclause (C) of this clause (iv)), payable in arrears on each Payment Date during such Fair Market Renewal Period and on the last day of such Fair Market Renewal Period. During each Fair Market Renewal Period, the Stipulated Loss Value of the Vessel shall (x) on the Renewal Period Commencement Date for such Fair Market Renewal Period, be equal to the Fair Market Sale Value of the Vessel as of such Renewal Period Commencement Date (as determined with respect to such Fair Market Renewal Period pursuant to subclause (C) below) and (y) during the remainder of such Fair Market Renewal Period, be reduced on a straight-line basis from the Stipulated Loss Value so determined as of the relevant Renewal Period Commencement Date to the estimated Fair Market Sale Value of the Vessel as of the last day of such Fair Market Renewal Period (as determined with respect to such Fair Market Renewal Period pursuant to subclause (C) below).

(C) In connection with each actual or prospective Fair Market Renewal, a determination shall be made (pursuant to the Appraisal Procedure) of (x) the Fair Market Sale Value of the Vessel as of the relevant Renewal Period Commencement Date and as of the last day of such Fair Market Renewal Period, and (y) the Fair Market Bareboat Charter Hire of the Vessel. Such determination (which shall be made within the time periods required pursuant to the Appraisal Procedure) shall be made as of the Renewal Period Commencement Date for the relevant Fair Market Renewal and shall be completed before the Renewal Period Commencement Date for such Fair Market Renewal.

(v) General. All provisions of this Charter shall be applicable during each Renewal Period, except that the Basic Hire and Stipulated Loss Values payable under this Charter during each Renewal Period shall be those specified in this paragraph (c).

(d) Redelivery. Not less than 180 days prior to the end of the Charter Period, the Charterer shall, except as provided in Sections 2(f), 11(a) and 12, deliver to the Owner Trustee notice in writing of a major shipping port on the East Coast, West Coast or Gulf Coast of the United States at which the Vessel will be available for redelivery at the end of the Charter Period, provided that, unless otherwise agreed, such port of redelivery shall have drydocking facilities. Within 30 days of such notice, the Owner Trustee shall be entitled to object on reasonable grounds to the port, but not the coast, of such redelivery, in which event the Charterer shall promptly designate a new port of redelivery (subject to the same rights of the Owner Trustee to object thereto) or provide an agreement to indemnify the Owner Participant on an After-Tax Basis for any adverse tax consequences resulting from redelivery to the port to which the Owner Trustee objected, which agreement shall be reasonably satisfactory to the Owner Participant. At the expiration of the Charter Period, except as provided in Sections 2(b), 2(f), 11(a) and 12, the Charterer shall, at its own expense, redeliver the Vessel to the Owner Trustee at the port in the United States determined according to the preceding sentences and the Charterer’s obligation to pay Basic Hire hereunder shall cease. The Charterer shall, at its own expense, at the Owner Trustee’s request redocument the Vessel under the laws of the United States if the Vessel is then documented under the laws of any other Applicable Country. At the Owner Trustee’s request given no later than 30 days following the date of the delivery of the Vessel by the Charterer to the Owner Trustee pursuant to this paragraph, the Charterer shall provide such assistance as is then reasonably available to

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the Charterer in arranging redelivery of the Vessel (following the delivery of the Vessel pursuant to this paragraph) at such other port as the Owner Trustee may designate; provided, however, that the Charterer shall not be required to provide any such assistance at any time after 30 days following the Owner Trustee’s request and that the Owner Trustee (and not the Charterer) shall be responsible for arranging and providing docking or storage facilities following such redelivery, except that the Charterer agrees to provide the Owner Trustee with the names of docking and storage facilities at such port of redelivery; and provided, further, that all out-of-pocket costs relating to such redelivery, including, without limitation, the costs of any such storage or docking facilities and any expenses incurred by the Charterer in providing such assistance, shall be for the account of the Owner Trustee. The Charterer shall leave on board the Vessel, at the time of redelivery, all classification certificates, as well as all plans, etc. which are on board the Vessel. The Charterer may keep the log books, but the Charterer shall furnish copies of the same to the Owner Trustee if requested by the Owner Trustee.

(e) Redelivery Condition. The Charterer agrees that at the time of such redelivery, the Vessel shall be charter free and free and clear of all liens, security interests, charges and encumbrances (except any Owner Encumbrances and Permitted Encumbrances, it being understood that the Charterer will promptly and diligently cause any such Permitted Encumbrances to be discharged and, at the Owner Trustee’s request, the Charterer shall bond or provide such other form of security for payment and discharge of such Encumbrances as the Owner Trustee may reasonably request), shall include all Improvements made hereunder, except those removed by the Charterer to the extent permitted hereby, and shall have the highest classification and rating of the Regulatory Agency for vessels of the same size, age and type, with no outstanding requirements or recommendations of the Regulatory Agency unfulfilled, and all required national and international trading certificates, including, but not limited to, Marine Inspection Certificates of the Coast Guard, Public Health Commission and Federal Communication Commission, shall be clean and valid on the date of redelivery and for six (6) months thereafter. The Charterer shall notify the Regulatory Agency of any matters coming to its knowledge after the redelivery survey and prior to redelivery which upon being reported to the Regulatory Agency would lead to the withdrawal of the Vessel’s class or to the imposition of a recommendation relating to her class. The Vessel shall be returned within 4 years of the last special survey for the Classification Society or the Charterer shall pay the expenses of performing a current special survey. In addition to the foregoing, (i) at the time of redelivery the Vessel (x) shall be ready to sail and in the same good order and condition as required by Section 5, ordinary wear and tear consistent with the age of the Vessel at the time of redelivery excepted, and (y) shall comply with all applicable requirements of the Regulatory Agency necessary for the Vessel’s certification at the time of redelivery and (ii) on or before redelivery of the Vessel the Charterer will, at its expense, remove any stack insignia or stack colors of the Charterer and make all corrections and repairs necessary to cause the Vessel to comply with all of the terms of this Section 2(e) and of Section 5. The Charterer shall, at all reasonable times, permit access to the Vessel to the Owner Trustee and the Owner Participant and to Persons designated by the Owner Trustee and the Owner Participant in connection with the verification of the conditions of redelivery of the Vessel set forth in this Section 2(e), and shall permit visual inspection of the Vessel by such Persons, provided, however, that (i) the Owner Trustee and the Owner Participant shall provide the Charterer with at least ten Business Days’ prior notice of its intention to exercise its rights hereunder, (ii) the exercise of such rights shall not unreasonably interfere with the use and operation of the Vessel by the

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Charterer and (iii) the Owner Trustee and the Owner Participant shall bear their own respective out-of-pocket expenses in connection with such access and inspection. The Vessel shall be jointly surveyed by the Charterer and the Owner Trustee not more than 90 days before redelivery under this Charter to determine the condition of the Vessel. The Charterer shall give the Owner Trustee at least 30 days prior notice of the date, time and place for such survey. Such survey shall not interfere with the Vessel’s scheduled operations. At such redelivery survey, surveyors representing both the Charterer and the Owner Trustee, or a surveyor satisfactory to both sides, shall be present and shall determine and state the agreed repairs or work necessary to place the Vessel on the date of redelivery in the condition required by this Section 2(e). The Charterer, at its expense, shall make such repairs or perform such work. The Charterer and the Owner Trustee shall bear the costs of their respective surveyors. If (i) the Vessel has not been drydocked within twelve months prior to redelivery or (ii) the Vessel has been drydocked within such period but subsequent to such drydocking an incident shall have occurred to the Vessel which in the opinion of the Classification Society is likely to have damaged the Vessel so as to affect the classification thereof, then in connection with the redelivery of the Vessel, the Charterer shall, at the request of the Owner Trustee given at least thirty days prior to the redelivery date, place the Vessel in drydock for inspection by the Classification Society of the bottom and other underwater parts of the Vessel. If the rudder, propellers, bottom or other underwater parts of the Vessel are found to be broken, damaged or defective, so as to affect the Vessel’s clean certificate of class, such defects shall be made good at the Charterer’s expense. While the Vessel is in drydock, and if requested by the Owner Trustee or the representative of the Classification Society, the Charterer shall arrange to have the tail-end shaft drawn. If the same shall be condemned or found defective so as to affect the Vessel’s clean certificate of class, it shall be renewed or made good at the Charterer’s expense to the Classification Society’s satisfaction without qualification. The expenses of drawing and replacing the tail-end shaft shall be borne by the Owner Trustee unless the Classification Society requires the tail-end shaft to be drawn (whether damaged or not), renewed or made good, in which event the Charterer shall pay these expenses. The expenses in connection with putting the Vessel in and taking her out of drydocking, including drydocking dues and the Classification Society’s fees, shall be paid by the Owner Trustee unless the rudder, propeller, bottom, other underwater parts of the Vessel or the tail-end shaft shall be found broken, damaged or defective so as to affect the Vessel’s clean certificate of class in which case the Charterer shall pay the aforesaid expenses, dues and fees. During such inspections by the Classification Society, the Owner Trustee’s representative shall have the right to be present in the drydock, but without interfering with the Classification Society’s decisions.

(f) Purchase at Expiration of Charter Period. Pursuant to the following terms and conditions, the Charterer shall be entitled to purchase the Vessel at the expiration of the Charter Period as follows:

(i) The Charterer may, by notice to the Owner Trustee at any time not less than 270 days (but not more than 540 days) prior to the expiration of the Charter Period, request that a determination be made under clause (iv) of this paragraph (f) of the Fair Market Sale Value of the Vessel. No such request for a determination pursuant to this clause (i) shall be deemed an election by the Charterer for a purchase pursuant to the provisions of this paragraph (f).

(ii) In the event that the Charterer elects to purchase the Vessel, the Charterer shall provide the Owner Trustee with a notice irrevocably making such election at least 180

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days prior to the expiration of the Charter Period. Such notice shall specify whether such purchase will be made for a purchase price equal to (x) the Fair Market Sale Value of the Vessel determined pursuant to clause (iv) of this paragraph (f) or (y) if elected by the Charterer with respect to a purchase of the Vessel at the expiration of the Basic Period, the Projected Fair Market Sale Value of the Vessel, plus, in the case of either (x) or (y), the premium, if any, on the Notes (such purchase price, so selected, being hereinafter called the “Option Purchase Price”); provided, however, that if the Charterer shall have elected to purchase the Other Vessel under the Other Charter at a “Fair Market Sale Value” (as defined therein) pursuant to the terms thereof, the Option Purchase Price hereunder shall be the Fair Market Sale Value or if the Charterer shall have elected to purchase the Other Vessel under the Other Charter at a “Projected Fair Market Sale Value” (as defined therein) pursuant to the terms thereof, the Option Purchase Price shall be the Projected Fair Market Sale Value.

(iii) The Charterer shall pay to the Owner Trustee, on the expiration of the Charter Period, an amount equal to the Option Purchase Price, and upon such payment and the payment by the Charterer of all Hire payable on or before such expiration date with respect to the Vessel (including, without limitation, the Basic Hire becoming due and payable on such expiration date) and of any sales tax payable in connection with the purchase of the Vessel (including any sale pursuant to the Special Purchase Option), the Owner Trustee shall transfer all its right, title and interest in and to the Vessel to the Charterer, subject to the Charterer’s obtaining any governmental consents required, without any representation, recourse or warranty on the part of the Owner Trustee except that the Owner Trustee shall warrant to the Charterer that the Vessel is free and clear of all Owner Encumbrances.

(iv) In connection with an actual or prospective purchase by the Charterer of the Vessel at its Fair Market Sale Value, a determination shall be made (pursuant to the Appraisal Procedure) of the Fair Market Sale Value of the Vessel. Such determination (which shall be made within the time periods required by the Appraisal Procedure) shall be made as of, and completed prior to, the expiration of the Charter Period.

(g) Purchase Upon Change in Section 1156 Status. If (i) any amendment to or modification of 46 U.S.C. § 1156 shall result in a diminution of the value of the Vessel, or (ii) any maintenance, use or operation of the Vessel or any redocumentation of the Vessel to that of an Applicable Country other than the United States of America, which in the case of clause (i) or (ii) results in the Vessel no longer being able to operate at the expiration of the Charter Period in domestic trade as permitted by 46 U.S.C. § 1156 (any such event described in clause (i) or (ii), a “Change in Status Event”), the Charterer shall, at the request of the Owner Participant, purchase the Vessel by paying to the Owner Trustee or to whomever shall be entitled to receive the same on the final Payment Date an amount equal to (x) the Stipulated Loss Value on such Payment Date (provided, however, that the tax portion of such Stipulated Loss Value shall be calculated at the then highest marginal Federal tax rate), (y) all Hire then due and (z) all sales tax in connection with the purchase of such Vessel. Upon such payment, the Owner Trustee shall deliver the Vessel to the Charterer, free and clear of all Owner Encumbrances and shall execute and deliver, all at the expense of the Charterer, such documents as shall be reasonably necessary or appropriate to consummate such sale and to document the Vessel in the name of the Charterer under the laws of the Applicable Country (including, without limitation, any necessary redocumentation of the Vessel).

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SECTION 3. Delivery of the Vessel. (a) Delivery. Delivery by the Seller on the Closing Date of the Vessel to the Charterer as agent of the Owner Trustee shall be deemed to be a delivery to the Owner Trustee at the place at which the Vessel is so delivered. Upon such delivery, the Charterer will cause an employee or designee of the Charterer to accept delivery of the Vessel from the Seller on behalf of the Owner Trustee and on behalf of itself hereunder, and to execute and deliver to the Owner Trustee a certificate of acceptance stating that the Vessel has been accepted on behalf of the Charterer and the Owner Trustee on the date of such certificate of acceptance, whereupon the Vessel shall be deemed to have been delivered and accepted by the Owner Trustee and the Charterer and shall be subject thereafter to all the terms and conditions of this Charter. As among the Owner Trustee, the Charterer and the Guarantor, acceptance of delivery of the Vessel by an employee or designee of the Charterer, on behalf of the Owner Trustee, shall be conclusive proof as against the Charterer and the Guarantor of compliance by the Vessel with all requirements of this Charter and the Participation Agreement.

(b) No Representation or Warranty. THE OWNER TRUSTEE MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO THE TITLE, SEA WORTHINESS, VALUE, CONDITION, DESIGN, MERCHANTABILITY OR OPERATION OF THE VESSEL OR AS TO THE QUALITY OF THE MATERIAL, EQUIPMENT OR WORKMANSHIP IN THE VESSEL, OR AS TO THE FITNESS OF THE VESSEL FOR ANY PARTICULAR USE OR PURPOSE OR AS TO THE ELIGIBILITY OF THE VESSEL FOR ANY PARTICULAR TRADE, OR, EXCEPT AS SET FORTH IN THE FIRST SENTENCE OF SECTION 3(c) AND THE PENULTIMATE SENTENCE OF SECTION 4(b), ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO THE VESSEL; AND UNDER NO CIRCUMSTANCES WHATSOEVER SHALL CNB OR THE OWNER TRUSTEE BE LIABLE OR RESPONSIBLE TO THE CHARTERER FOR ANY CONSEQUENTIAL DAMAGES.

(c) Title; Condition. Notwithstanding the provisions of the foregoing paragraph (b), the Owner Trustee represents and warrants that on the Closing Date it will have whatever title to the Vessel as has been conveyed to it on such date by the Seller, subject to no Owner Encumbrances. In addition, the acceptance by the Charterer of the Vessel under this Charter shall be conclusive proof, as against the Charterer and the Guarantor, that the Vessel is seaworthy, is in good working order and repair, and is free and clear of all liens, charges and encumbrances other than Permitted Encumbrances (not including Permitted Encumbrances of the type described in clauses (iv) and (vi) of the definition of Permitted Encumbrances).

SECTION 4. Use and Operation of the Vessel; Documentation. (a) Use. The Charterer shall have the full use of the Vessel and may, subject to the provisions of paragraph (b) below, employ the Vessel in any lawful trade; provided that the Vessel shall not be used or operated in any manner contrary to any applicable law, treaty or convention, the CDS Agreement, so long as such Agreement shall remain in effect, or any rule or regulation duly issued thereunder or in any manner that would adversely affect the documentation of the Vessel. The Charterer or its agents or subcharterers shall have exclusive possession and control of the Vessel and shall navigate and operate the Vessel and shall man and victual the Vessel, at its expense and by its own procurement, throughout the Charter Period. The master, officers and crew, if any, of the Vessel shall be engaged and employed by the Charterer or its agents or subcharterers and,

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while so employed, shall remain the Charterer’s (or its agent’s or subcharterer’s) servants, navigating and working the Vessel on behalf of and at the risk of the Charterer.

(b) Documentation. The Charterer shall obtain, and throughout the Charter Period shall maintain, the documentation of the Vessel in the Owner Trustee’s name under the laws and flag of the Applicable Country, all at the Charterer’s expense. It is understood that, although the Vessel is presently documented as set forth in Schedule 1 hereto, the Charterer shall have the right at any time, and on more than one occasion, subsequent to one year after the commencement of the Basic Term, at the expense of the Charterer and so long as no Event of Default shall have occurred and be continuing, to cause the Owner Trustee to change the documentation of the Vessel to that of an Applicable Country other than the United States of America if (i) the Owner Trustee and the Indenture Trustee shall have consented thereto (which consent shall not be unreasonably withheld) and if the Charterer shall deliver to the Owner Participant, the Owner Trustee and the Indenture Trustee an Opinion of Counsel (for which purpose such counsel may rely upon an opinion of local counsel in such other Applicable Country as to the law of such Applicable Country), in form and substance satisfactory to the Owner Trustee, the Owner Participant and the Indenture Trustee, to the effect that (w) the laws of such other Applicable Country will recognize the Owner Trustee’s title to the Vessel and will give effect to the priority of the lien of the Mortgage substantially to the same extent as under the laws of the United States of America and such Mortgage will be enforceable under subsections K, L, M, and N of the Ship Mortgage Act, 1920, as amended, (x) the terms of this Charter and the Indenture (including, without limitation, the governing law provisions thereof) are legal, valid and binding and enforceable in such Applicable Country, (y) it is not necessary for the Owner Trustee, the Owner Participant, the Indenture Trustee or the Loan Participants to register or qualify to do business in such Applicable Country and (z) any recordation, filing or other action required to perfect the lien of the Indenture and the Mortgage has been accomplished (specifying the same) or no such action is required and that all filing and recording fees and taxes required to be paid in connection with such recordation, filing or other action or redocumentation of the Vessel have been paid, (ii) all necessary governmental approvals have been obtained, including, without limitation, any approvals required under Section 9 of the Shipping Act, 1916, as amended, and (iii) the Charterer shall have provided assurances reasonably satisfactory to the Owner Trustee and the Owner Participant that such change of documentation will not result in the imposition of, or increase the amount of, any tax on the Owner Trustee or the Owner Participant for which the Charterer is not required to indemnify the Owner Trustee or the Owner Participant under the Tax Indemnification Agreement or Section 13.2 of the Participation Agreement. The Owner Trustee and the Indenture Trustee will execute such documents and furnish such information as the Charterer may reasonably require to enable the Charterer to obtain and maintain such documentation and the preferred status of the Mortgage and to permit to Charterer to change the documentation of the Vessel to that of another Applicable Country as provided herein; it being understood that all costs incurred in connection with such change of documentation of the Vessel shall be for the account of the Charterer. Neither the Owner Trustee nor the Charterer, without the prior written consent of the other, will do, suffer or permit to be done anything which can or might injuriously affect the documentation of, or title to, the Vessel under the laws of the Applicable Country. Except as set forth above, the Owner Trustee will not change country of documentation or the port of documentation of the Vessel. The Charterer represents and warrants that during such part of the Charter Period as the Vessel is documented under the laws and flag of the United States of America it will be a “citizen of the

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United States” under Section 2 of the Shipping Act, 1916, as amended from time to time and within the meaning of Section 905(c) (as it applies to Title VI) of the Merchant Act, 1936, as amended.

SECTION 5. Maintenance and Classification; Repairs. (a) Maintenance and Classification. The Charterer, always at its own expense, procurement and risk, shall throughout the Charter Period (i) subject to the rights of the Charterer to subcharter or enter into Sharing Arrangements for the Vessel pursuant to Section 13 hereof, have exclusive control of the Vessel and, whether or not the Vessel is subjected to such a subcharter or arrangement, be charged with full responsibility for possession and use and operation of the Vessel, (ii) maintain the Vessel and its equipment in good running order and repair, so that the Vessel shall be, insofar as due diligence can make it so, tight, staunch and strong and well and sufficiently tackled, apparelled, furnished, equipped, maintained and in every respect seaworthy, (iii) keep the Vessel in such condition as will entitle it to the highest classification and rating from the Regulatory Agency for vessels of the same size, age and type, and furnish to the Owner Trustee, the Indenture Trustee and each Participant on or before September 1 during each calendar year commencing in the calendar year next following the calendar year of the Closing Date a Certificate of Confirmation of Class (or the comparable) issued by the Regulatory Agency for vessels showing that such classification and rating have been retained, (iv) cause the Vessel to meet all safety, operational and maintenance requirements of the Regulatory Agency and any other international or other authority having jurisdiction over the Vessel, (v) cause the Vessel to be overhauled when necessary and to be drydocked, cleaned and bot-tompainted when necessary, but at least as frequently as may be required to maintain such classification by the Regulatory Agency and as may be required by applicable regulations of the Regulatory Agency, and (vi) advise the Owner Trustee and the Indenture Trustee as to any casualty involving any loss or damage to the Vessel in excess of $5,000,000. The Charterer shall maintain the Vessel in good working order and repair, ordinary wear and tear excepted, in the same manner and with the same standard which a prudent United States shipowner would employ with respect to C8-S-85d vessels owned by it but in any event at least in accordance with industry standards for similar ships in similar trades and schedules; it being understood that the Charterer shall not modify such standards in a manner that would materially reduce the value of the Vessel in contemplation of the redelivery of the Vessel pursuant to Sections 2(d) and 2(e).

(b) Special Survey; Inspection. At the request of the Owner Trustee, the Owner Participant or the Indenture Trustee, the Charterer shall give the Owner Trustee, the Owner Participant and the Indenture Trustee at least 30 days’ notice (unless impracticable under the circumstances, in which case such notice shall be given as much in advance as practicable) of any special survey of the Vessel. The Owner Trustee, the Owner Participant and the Indenture Trustee, or their authorized representatives, may at any time, upon reasonable notice and at their own risk and expense, inspect the Vessel at drydocking or otherwise and inspect the Vessel’s logs, but neither the Owner Trustee, the Owner Participant nor the Indenture Trustee shall have any duty to do so; provided, however, that any such inspection shall in no way interfere with any repairs, maintenance or inspection (if drydocked) or the use and operation of the Vessel (if otherwise). If requested by the Owner Trustee, the Owner Participant or the Indenture Trustee, the Charterer shall give notice to the Owner Trustee and the Indenture Trustee of the next scheduled drydocking.

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SECTION 6. Equipment and Stores. (a) Stores. The Owner Trustee acknowledges that such fuel, diesel oil, lubricating oil, fresh water and stores as may be on board the Vessel at the time of delivery thereof to the Charterer on the Closing Date will be the property of the Charterer. On redelivery or retaking of the Vessel, the Owner Trustee shall accept, and pay the Charterer at the Charterer’s cost for such fuel, diesel oil, lubricating oil, fresh water and unbroached consumable stores remaining on board.

(b) Equipment. The Charterer shall have the use, without separate payment to the Owner Trustee, of such equipment, outfit, furniture, furnishings, appliances, spare or replacement parts and nonconsumable stores as shall have been on board the Vessel at the time of the delivery thereof to the Charterer on the Closing Date. The same furniture, furnishings, appliances, equipment, outfit and nonconsumable stores, or their substantial equivalent, shall be returned to the Owner Trustee on redelivery or retaking of the Vessel in the same good order and condition as received on the Closing Date with respect thereto, excepting ordinary wear and tear consistent with the age of the Vessel at the time of such return. Those spare or replacement parts that are included in the definition of the term “Vessel”, or their substantial equivalent, shall be transferred to the Owner Trustee, without cost, on redelivery or retaking of the Vessel, and all such spare or replacement parts shall be in good order and condition, excepting ordinary wear and tear consistent with the age of such Vessel at such return.

(c) Additional Outfit. The Charterer may at its own expense provide such additional outfit, tools, replacement parts, crockery, linen and other property as it may elect, and such items shall remain the property of the Charterer.

SECTION 7. Improvements and Replacements. (a) Improvements. The Charterer shall make such Improvements to the Vessel as shall be required in order to comply with Section 5(a). In addition, the Charterer may make such other Improvements to the Vessel as the Charterer may deem desirable but only to the extent that (i) in the case of Severable Improvements, such Severable Improvements are readily removable without causing material damage to the Vessel and without impairing its commercial value (determined as if such Improvements had not been made) and (ii) in the case of Nonseverable Improvements, such Nonseverable Improvements do not diminish the Vessel’s fair market sale value, remaining expected useful life or utility as at the end of the Charter Period, provided the Vessel shall at all times have the highest classification of the Regulatory Agency for vessels of the same size, age and type as the Vessel.

(b) Title; Removal of Severable Improvements. Title to each Nonseverable Improvement shall, without further act, vest in the Owner Trustee. Title to each Severable Improvement shall, without further act, vest or remain, as the case may be, in the Charterer, and, provided no Event of Default shall then have occurred and be continuing, the Charterer at its own expense and risk shall have the right to remove any Severable Improvement to which the Charterer has title from the Vessel at any time during or at the expiration of the Charter Period. The Owner Trustee shall have the right to purchase any Severable Improvement from the Charterer upon the expiration of the Charter Period in consideration of the payment to the Charterer of the Fair Market Sale Value thereof (as determined pursuant to the Appraisal Procedure).

(c) Removal of Property; Replacements. The Charterer may, in the ordinary course of maintenance, repair or overhaul of the Vessel, remove any item of property constituting a part of the Vessel, provided that if replacement of such item is required by Section 5(a), the

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Charterer shall replace such item as promptly as possible by an item of property that is free and clear of all liens, encumbrances and rights of others (other than Permitted Encumbrances) and subject to the lien of the Indenture and in as good operating condition as, is as seaworthy as and has a value and utility at least equal to, the item of property being replaced. Any item of property removed from the Vessel as provided in the preceding sentence shall remain the property of the Owner Trustee until replaced in accordance with the terms of said sentence, but shall then, without further act, become the property of the Charterer. Any such replacement property shall, without further act, become the property of the Owner Trustee and be deemed part of the “Vessel” as defined herein for all purposes hereof, subject to the lien of the Indenture. Notwithstanding the foregoing, in the event that the Charterer installs temporary replacements for any items of property constituting a part of the Vessel pending completion of permanent repairs or installation of permanent replacements (such temporary replacements being herein called “Temporary Replacements”), (w) permanent replacements will be installed on the Vessel at a time and in a manner consistent with customary practice of the Charterer, but in no event later than redelivery of the Vessel pursuant hereto (whether pursuant to Section 2, the exercise of remedies under Section 15 or otherwise), (x) title to the Temporary Replacements shall not vest in the Owner Trustee, (y) the Temporary Replacements shall not be deemed part of the “Vessel” and (z) the Temporary Replacements shall not be required to be free and clear of all liens, claims, encumbrances and rights of others; provided, however, that until the corresponding Temporary Replacements shall be replaced in accordance with the preceding sentences of this paragraph, all parts removed from the Vessel shall remain the property of the Owner Trustee and shall continue to be part of the Vessel.

(d) Painting; Insignia. The Charterer shall have the right at its expense to paint the Vessel in its own colors, to install and display its stack insignia and to fly its own house flag.

(e) Surrender of Certificate of Registry; Redocumentation. The Owner Trustee agrees to request the Indenture Trustee to consent to the surrender of the Vessel’s certificate of registry when required. The Owner Trustee shall cooperate in the redocumentation of the Vessel when required for any reason by the Charterer, at the Charterer’s expense.

(f) Limited Use Property. Notwithstanding any provision of this Section 7 to the contrary, the Charterer shall make no modification, alteration, change, substitution or other Improvement to the Vessel, or any part thereof, that would cause the Vessel to become “limited use property” within the meaning of Rev. Proc. 76-30.

SECTION 8. Liens. (a) Liens and Notices Thereof. None of the Charterer, any sub-charterer and the master of the Vessel nor any other Person shall have any right, power or authority to create, incur or permit to exist upon the Vessel any lien, charge or encumbrance other than Permitted Encumbrances. The Charterer agrees to carry a true copy of this Charter, the Trust Agreement and the Indenture and a certified copy of the Mortgage with the ship’s papers on board the Vessel, and to exhibit the same to any Person having business with the Vessel which may give rise to any lien or claim upon the Vessel other than Permitted Encumbrances or to the sale, conveyance or mortgage of the Vessel and, on demand, to any person having business with the Vessel or to any representative of the Owner Trustee. The Charterer shall also place and keep prominently displayed in the master’s cabin or office and the chart room of the Vessel a notice, framed under glass, printed in plain type of such size that the paragraph of reading matter shall cover a space not less than six inches wide by nine inches high, reading as follows:

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“NOTICE OF MORTGAGE AND CHARTER

This Vessel (1) is owned by The Connecticut National Bank, not in its individual capacity but solely as trustee under the Sea-Land Pacific Trust Agreement dated as of December 1, 1988 between it and the Owner Participant named therein, (2) is covered by a Sea-Land Pacific First Preferred Ship Mortgage to Meridian Bank, as Indenture Trustee, under the United States Ship Mortgage Act, 1920, as amended, (3) is covered by the lien of the Sea-Land Pacific Indenture and Security Agreement dated as of December 1, 1988 to Meridian Bank, as Indenture Trustee, and (4) is subject to a Sea-Land Pacific Bareboat Charter Party to Sea-Land Service, Inc. Under the terms of said Mortgage, Indenture and Charter, neither the Charterer or any subcharterer, nor the master of this Vessel nor any other Person has the right, power or authority to create, incur or permit to be placed or imposed upon this Vessel any lien whatsoever other than the liens of said Mortgage, Indenture and Charter and, during the Charter Period, liens for current crew’s wages, including wages of the master to the extent provided in Public Law 90-293, for general average or salvage (including contract salvage) or for wages of stevedores employed directly by the Charterer, the operator, agent or master of this Vessel.”

Such notice shall be changed to reflect a change in documentation of the Vessel pursuant to Section 4(b) or the identity of any of the successors or assigns of the Owner Trustee or Indenture Trustee.

(b) Release of Liens. The Charterer agrees that it will at its own cost and expense promptly take such action as may be necessary duly to discharge any liens and security interests that are not Permitted Encumbrances or Owner Encumbrances or in the event that the Vessel shall be libeled or otherwise attached, levied upon or taken into custody, or detained or sequestered, by virtue of any proceeding in any court or tribunal, or by any governmental or other authority on account of any such lien or security interest, the Charterer shall cause the Vessel to be released and all such liens and security interests to be discharged, within 15 days thereafter (except to the extent that the same shall be contested by the Charterer in good faith by appropriate proceedings and shall not affect the continued use of the Vessel). The Charterer shall protect, save and keep harmless the Owner Participant, the Owner Trustee, the Indenture Trustee and the Holders from time to time of the Notes and their respective successors and assigns from and against any and all liabilities, obligations, losses, damages, penalties, claims, actions, suits, costs, expenses and disbursements (including reasonable legal fees and disbursements) of whatsoever kind and nature that may be imposed on, incurred by or asserted at any time (whether before, during or after the Charter Period) against the Owner Participant, the Owner Trustee, the Indenture Trustee or any Holder in any way relating to or arising out of any such liens or security interest that are not Permitted Encumbrances or Owner Encumbrances, but under no circumstances whatsoever shall the Charterer be liable for or responsible to the Owner Participant, the Owner Trustee, the Indenture Trustee or any Holder for any consequential damages.

SECTION 9. Charter Hire. (a) Interim Hire. The Charterer agrees to pay, to the extent not paid by the Owner Trustee pursuant to Section 3(b)(i) of the Participation Agreement, Interim Hire for the Interim Period in a single installment due on the Basic Period Commencement Date in an amount equal to the aggregate amount of interest accrued but unpaid to such date on the Notes. The Owner Trustee agrees to give notice to the Charterer and the Indenture Trustee at least five Business Days prior to the first day of the Basic Period if

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the funds for the payment required to be made by the Owner Participant pursuant to Section 3(b)(i) of the Participation Agreement will not be paid by the Owner Trustee to the Indenture Trustee in an amount equal to the amount required pursuant to Section 3(b)(i) of the Participation Agreement. If and to the extent that the Indenture Trustee on the first day of the Basic Period shall not have received funds for the payment in full of the amounts then due on the Notes, the Charterer shall pay on such date all or such portion of the Interim Hire as shall remain unpaid. The Charterer shall have the right to recover the amount, if any, of Interim Hire paid by it pursuant to this paragraph (a) on the terms and conditions set forth in Section 3(b)(ii) of the Participation Agreement.

(b) Basic Hire. Subject to any adjustments required by paragraphs (e) and (f) of this Section 9 and by the immediately following sentence, the Charterer hereby agrees to pay to the Owner Trustee (i) on each Payment Date during the Basic Period, Basic Hire, payable in semi-annual installments, each in an amount equal to the product of the Lessor’s Cost multiplied by the percentage listed in Schedule 2 to this Charter opposite the Relevant Payment Date, (ii) for any Renewal Period pursuant to paragraph (c) of Section 2 of this Charter, Basic Hire, payable on such dates and in such amounts as provided in such paragraph (c), and (iii) for any extension of the Charter Period pursuant to paragraph (b) of Section 2, Basic Hire, payable on the date the Vessel shall be delivered by the Charterer to the Owner Trustee pursuant to paragraph (d) of such Section 2, in an amount for each day of such extension equal to 1/180th of the average of the Basic Hire paid on Payment Dates in the Basic Period or Renewal Period, as the case may be, prior to such extension. Notwithstanding any other provisions of this Section 9 (including without limitation any adjustments made pursuant to paragraphs (e) and (f) hereof), on each Payment Date the Charterer shall pay as Basic Hire (without any deductions or offsets) to the Indenture Trustee for the account of the Owner Trustee an amount at least sufficient to pay in full any payment then required to be made on account of principal of, and interest on, the Notes then Outstanding (other than by reason of acceleration of maturity thereof). It is understood that all payments (other than Excepted Property) to be made by the Charterer under this Charter will become subject to the lien of the Indenture and to all the rights of the Indenture Trustee thereunder.

(c) Supplemental Hire. In addition to its obligation to pay Interim Hire and Basic Hire hereunder, the Charterer shall pay to the Owner Trustee or such other Person entitled thereto any and all Supplemental Hire (whether provided for herein or in any other Operative Document) as and when the same shall become due and owing, including, without limitation, the following:

(i) The Charterer agrees to pay, on demand, as Supplemental Hire, to the extent permitted by applicable law, interest at a rate per annum equal to the Overdue Rate on any part of any installment of Interim Hire, Basic Hire or Supplemental Hire not paid when due for any period for which the same shall be overdue.

(ii) If an Indemnity Loan is made pursuant to Section 8 of the Tax Indemnification Agreement, then the Charterer shall pay Supplemental Hire in any amounts equal to the interest payable by the Owner Participant with respect to such Indemnity Loan, at the time the same shall become due.

(iii) The Charterer agrees that any premium payable with respect to the Notes shall be payable, in accordance with the terms of the Indenture, as Supplemental Hire.

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(d) Manner of Payment; Unconditional Payment. Except as otherwise provided in paragraph (g) of this Section 9, all Hire (except all amounts of Supplemental Hire, insurance proceeds, indemnities and other payments of any kind which are payable directly to the Owner Participant, or which are payable directly to the Owner Trustee for the sole benefit of the Owner Participant or CNB) shall be paid by the Charterer to the Owner Trustee, except as otherwise provided in the Indenture. All Interim Hire, Basic Hire and Supplemental Hire shall be payable in immediately available funds at the place where payment is required to be made on or before 12:00 noon on the day when each such payment shall be due. Except as specifically provided in this Charter, the Charterer’s obligation to pay Interim Hire, Basic Hire and Supplemental Hire payable hereunder shall be absolute and unconditional under any and all circumstances and shall not be affected by any circumstances of any character, including, without limitation, (i) any setoff, counterclaim, recoupment, defense or other right which the Charterer may have against the Owner Trustee, the Indenture Trustee, any Participant or anyone else for any reason whatsoever, including, without limitation, any default by the Owner Trustee or any party to the Participation Agreement or any agreement referred to therein in their respective obligations hereunder or thereunder, (ii) any unavailability of the Vessel, after its delivery and acceptance by the Charterer hereunder, for any reason, including, without limitation, any lack or invalidity of title or any other defect in the title, seaworthiness, condition, design, operation or fitness for use of the Vessel, (iii) any failure or delay on the part of the Owner Trustee, the Indenture Trustee or any Participant or any other Person, whether with or without fault on its part, in performing or complying with any of the terms or covenants hereunder or any of the other Operative Documents, (iv) any loss or destruction of, or damage to, the Vessel or interruption or cessation in the use or possession thereof by the Charterer for any reason whatsoever and of whatever duration, (v) any insolvency, bankruptcy, reorganization, arrangement, readjustment of debt, dissolution, liquidation or similar proceeding by or against the Owner Trustee, the Indenture Trustee, the Charterer or any Participant or any agreement referred to therein, (vi) any breach of any representation or warranty of, or any act or omission of, the Owner Trustee, the Indenture Trustee or any Participant under this Charter or any of the other Operative Documents, (vii) any claims as a result of any other business dealings by the Owner Trustee, the Indenture Trustee, any Participant or the Charterer, (viii) the requisitioning, seizure or other taking of title to or use of the Vessel by any government or governmental authority or otherwise whether or not by reason of any act or omission of the Owner Trustee, the Charterer or the Indenture Trustee, or any other deprivation or limitation of use of the Vessel in any respect or for any length of time, whether or not resulting from accident and whether or not without fault on the part of the Charterer (ix) any embargo on the shipment of any products or any prohibition against the loading or discharging of vessels containing the same, (x) the invalidity or unenforceability or lack of due authorization or other infirmity of this Charter, (xi) the lack of right, power or authority of the Owner Trustee to enter into this Charter, (xii) any ineligibility of the Vessel for any particular trade or activity, whether due to any failure of the Owner Trustee, the Charterer or any other Person to comply with any law or governmental regulation or otherwise; (xiii) any event of force majeure or any frustration; (xiv) any legal requirement or (xv) any other cause, circumstance or happening, whether similar or dissimilar to the foregoing any present or future law to the contrary notwithstanding. The Charterer hereby waives, to the extent permitted by applicable law, any and all rights which it may now have or which at any time hereafter may be conferred upon it, by statute or otherwise, to terminate, cancel, quit or surrender this Charter except in accordance with the express terms hereof. If for any reason whatsoever this Charter shall be terminated in whole or in part by operation of law or otherwise except as specifically provided

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herein, the Charterer nonetheless agrees to pay to the Owner Trustee an amount equal to each Basic Hire payment at the time such payment would have become due and payable in accordance with the terms hereof had this Charter not been terminated in whole or in part. Except to the extent of any payment in excess of that required to be made hereunder, each payment of Interim Hire, Basic Hire and Supplemental Hire made by the Charterer shall be final, and the Charterer will not seek to recover all or any part of such payment from the Indenture Trustee, any Holder of a Note, the Owner Trustee or any Participant for any reason whatsoever.

(e) Adjustments for Loss of Tax Benefits. In the event that a Loss of Tax Benefits occurs (for which the Owner Participant receives indemnification under the Tax Indemnification Agreement), then the Stipulated Loss Value percentages and Termination Value percentages shall be adjusted by the Owner Participant to maintain the Net Return.

(f) Other Adjustments. The Interim Hire, Basic Hire percentages, the Stipulated Loss Value percentages and the Termination Value percentages set forth in Schedule 2, Schedule 3, Schedule 4 and Schedule 5, respectively, to this Charter and, within the constraints and subject to the provisions of the Indenture, the amortization payment structures of the Notes, shall be adjusted upward or downward if

(i) the Closing Date occurs on a date other than December         , 1988;

(ii) Transaction Costs are other than         % of Lessor’s Cost;

(iii) Additional Notes are issued; or

(iv) the Charterer makes an election under Section 7(a)(i) of the Tax Indemnification Agreement.

which adjustments shall be calculated for all periods from and after the Closing Date, promptly after the occurrence of the event giving rise thereto, shall be effective as of such date (except that any adjustment to the Stipulated Loss Value percentages and the Termination Value percentages shall be effective as of the Closing Date) and shall be such as to maintain the Owner Participant’s Net Return (after giving effect to the factors taken into account in such adjustments and, in the case of the issuance of Additional Notes, the timing and amount of payments of interim interest by the Owner Participant) but which shall, subject to such maintenance, minimize the net present value (computed utilizing a discount rate equal to         %) of Basic Hire payments.

Each adjustment made pursuant to this paragraph (f) shall satisfy the requirements of (i) in the case of adjustments pursuant to Section 9(f)(iv), to the extent practicable, Section 467 of the Code as in effect at the time of such recalculation or adjustment (on a prospective basis), (ii) in the case of adjustments pursuant to Section 9(f)(iii), to the extent practicable, Section 467 of the Code as in effect on the Closing Date (on a prospective basis, but the provisions of this clause (ii) shall not adversely affect any right of the Owner Participant to indemnification in respect of the application of Section 467 of the Code as a result of such event under the Tax Indemnification Agreement), and (iii) in all cases (and utilizing the Appraisal delivered on the Closing Date), on a prospective basis, Rev. Proc. 75-28 as in effect on the Closing Date, and F.A.S.B. Statement No. 13 for treatment in respect of the Owner Participant as a leveraged lease; provided that any requirement identified in this paragraph shall not apply to the extent the same was not satisfied as of the Closing Date; and provided, further, that in all cases there

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shall be disregarded any failure to satisfy Rev. Proc. 75-28 as in effect on the Closing Date as the direct or indirect result of including any costs or expenses attributable to any refinancing in the amount borrowed pursuant to Section 20 of the Participation Agreement.

(g) Determination of Adjustments. Any adjustment pursuant to Section 9(e) or (f) shall initially be computed by the Owner Participant, which shall employ a computer optimization program which results in Basic Hire and Note amortization payment structures (within the constraints and subject to the provisions set forth in the Indenture) similar to those in effect on the Closing Date. The results of such computation by the Owner Participant shall promptly be delivered to the Charterer. Within 10 Business Days after the receipt of the results of an adjustment, the Charterer may request that the Verifying Banker verify, after consultation with the Owner Participant and the Charterer, the accuracy of such adjustment in accordance with Section 9(e) or (f), and the Owner Participant and the Charterer hereby agree to provide the Verifying Banker, with all information and materials as shall be reasonably necessary or desirable in connection therewith. If the Verifying Banker confirms that such adjustment is in accordance with Section 9(e) or (f), it shall so certify to the Charterer, and such certification shall be final, binding and conclusive on the Charterer, the Owner Participant and the Owner Trustee. If the Verifying Banker concludes that such recalculation or adjustment is not in accordance with Section 9(e) or (f), it shall so certify to the Charterer and the Owner Participant, and the Owner Participant shall again compute the required adjustment. Such further adjustment shall again be subject to the provisions of this Section 9(g). The final determination of any recalculation or adjustment hereunder shall be set forth in an amendment to this Charter, executed and delivered by the Owner Trustee and the Charterer and consented to by the Owner Participant; provided, however, that failure to execute and deliver such amendment shall not affect the validity and effectiveness of any such recalculation or adjustment. The reasonable fees of the Verifying Banker in verifying an adjustment pursuant to this Section 9(g) shall be paid by the Charterer within ten days after demand, except that the Owner Trustee and the Owner Participant shall pay such fees, costs and expenses if such recalculation or adjustment is required to be recomputed because of an error of the Owner Participant resulting in a net present value (calculated at a discount rate equal to        %) of the recalculated or adjusted Basic Hire that is 10 or more basis points higher than the net present value (at such rate) of the Basic Hire as determined by the Verifying Banker.

(h) Sufficiency of Hire. Notwithstanding any provision to the contrary contained in this Charter or in any other Operative Document, (i) the amount of each Basic Hire payment, payable hereunder shall be at least sufficient to pay, on each Payment Date, any amounts then required to be paid by the Owner Trustee on account of (including mandatory redemption of) the principal of and interest on the Notes on such date and (ii) the amount of Stipulated Loss Value or Termination Value payable hereunder (together with the amount of Basic Hire and premium, if any, due hereunder on each respective Loss Payment Date for which Stipulated Loss Value or Termination Value is being calculated), before and after giving effect to any adjustments of the percentages relating thereto provided for in this Charter, shall be at least sufficient to pay or redeem in full, as and when due in accordance with the terms thereof, the principal of and all accrued interest on the Notes from time to time outstanding. Any premium payable with respect to the Notes shall be payable as Supplemental Hire, and the amount of any Supplemental Hire payment payable hereunder shall, if there shall then be premium payable with respect to the Notes, in any event be at least sufficient to pay, in accordance with the Indenture, all such amounts of premium then payable with respect to the Notes.

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SECTION 10. Insurance. (a) Coverage. The Charterer shall, at its own expense, maintain the following insurance:

(i) The Charterer will maintain navigating risk and marine hull and machinery insurance in an amount equal to no less than 50% of the then applicable Stipulated Loss Value of the Vessel. Such insurance shall be maintained in a form substantially equivalent to the coverage carried by other responsible and experienced companies engaged in operation of vessels similar to the Vessel and shall be placed with underwriters of recognized standing.

(ii) The Charterer will maintain full form marine protection and indemnity insurance under forms of policies at least equivalent to the coverage carried by other responsible and experienced companies engaged in operation of vessels similar to the Vessel and shall be placed with underwriters of recognized standing. Such protection and indemnity insurance shall be in an amount for each occurrence of not less than $50,000,000.

(iii) The Charterer will maintain insurance against all risks in a form substantially equivalent to the coverage provided by the London Institute War Clauses or in such other form as may be carried by other responsible and experienced companies engaged in the operation of vessels similar to the Vessel and with underwriters of recognized standing to the extent such insurance is commercially available and not covered above and to the extent such insurance is carried by other responsible and experienced companies engaged in the operation of vessels similar to the Vessel.

(b) Exceptions. Notwithstanding the provisions of the preceding paragraph (a):

(i) so long as the Guarantor is rated Investment Grade, the Charterer shall have the right to self-insure for any such insurance coverage; it being understood that in making such determination to so self-insure the Charterer shall not discriminate between the insurance then being carried on the Vessels and insurance then being carried on similar vessels then operated by the Charterer in similar trades (excepting from such comparison, however, any vessel which the Charterer would have self-insured but for the limitations in the financing for such vessel); and

(ii) while the Vessel is idle or laid up, in lieu of the insurance required in paragraph (a) above, the Charterer shall have the option to maintain port risk or equivalent insurance in form substantially equivalent to the coverage carried by other responsible and experienced companies engaged in the operation of vessels similar to the Vessel insuring the Vessel against the usual risks encountered by like vessels under similar circumstances, and with insurers of recognized standing.

(c) Policy Provisions. No insurance (if any) required by paragraph (a) above or maintained under clause (b)(ii) above shall provide for a deductible amount in excess of $5,000,000 per occurrence. All such insurance shall be primary insurance without right of contribution against any other insurance maintained by CNB, the Owner Trustee, any Participant or the Indenture Trustee. Each such policy of insurance shall provide that (i) CNB, the Owner Trustee, each Participant, the Indenture Trustee, the Guarantor and the Charterer shall be an insured under the policy and loss payee as provided in Section 10(d); (ii) CNB, the Owner Trustee, each Participant and the Indenture Trustee shall not be responsible for the representations and warranties made therein by the Charterer or any other Person acting for or on behalf of the Charterer; (iii) notice of the expiration, termination, alteration or cancellation thereof shall be given to each Participant, the Owner Trustee, CNB, the Indenture Trustee and the Guarantor by the insurer not less than 21 days for all coverage other than war risk

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insurance or 7 days for war risk insurance (or such lesser respective periods as shall from time to time be commercially available at rates which are not prohibitively expensive in the reasonable judgment of the Charterer) prior to the effective date of any such expiration, termination, alteration or cancellation; (iv) each Participant, CNB, the Owner Trustee and the Indenture Trustee shall be promptly notified by the insurer in the event that any premium shall not be paid when due or that such policy shall not be renewed at the expiration thereof; and (v) the insurer’s right of subrogation against any Participant, CNB, the Owner Trustee, the Indenture Trustee, the Guarantor and the Charterer shall be waived.

(d) Proceeds of Insurance. Payments under all policies required hereby in respect of loss or damage to the Vessel, which payments are in excess of $5,000,000 or which are made as the result of an event constituting an Event of Loss, shall be made to the Indenture Trustee, the Owner Trustee or to whomever shall then be entitled thereto, and all other payments thereunder shall be made to the Charterer provided that no Indenture Event of Default or Event of Default shall have occurred and be continuing. As among the Participants, CNB, the Owner Trustee, the Indenture Trustee, the Guarantor and the Charterer it is agreed that during such period as the Indenture shall be in effect, proceeds of insurance maintained pursuant to this Section 10 shall be paid and applied as set forth in the Indenture and thereafter (i) proceeds of insurance maintained under this Section 10 received as the result of the occurrence of an Event of Loss shall be applied as set forth in Section 11, and (ii) the proceeds of any such insurance for damage to the Vessel not constituting an Event of Loss shall be applied in payment for the repair of such damage to the extent required to maintain the Vessel in accordance with Section 5, if such repair shall not have already been paid for by the Charterer, or, if already paid by the Charterer, to reimburse the Charterer for its payment of such repair and any balance remaining after compliance with said Section 5 shall be paid over to, or retained by, the Charterer. Any amount referred to in the preceding sentence that is payable to the Charterer or the Owner Trustee shall not be paid to the Charterer or the Owner Trustee if at the time of such payment an Indenture Event of Default or an Event of Default shall have occurred and be continuing, but shall be paid to and held by the Indenture Trustee as security for the obligations of the Charterer under this Charter and the obligations of the Owner Trustee under the Indenture and, at such time as there shall no longer be continuing an Indenture Event of Default or an Event of Default, such amount shall be paid to the Charterer or the Owner Trustee, as the case may be.

(e) Certain Copies; Notices. The Charterer will arrange to be delivered to the Owner Trustee and the Indenture Trustee copies of all certificates of insurance and, if requested by the Owner Trustee or the Indenture Trustee, copies of applicable provisions of policies with respect to insurance carried on the Vessel. On each renewal date of the insurance carried on the Vessel and each time there is a reduction or material change in the insurance coverage carried on any Vessel, the Charterer will furnish to the Owner Trustee and, so long as the Indenture is in effect, the Indenture Trustee a detailed report signed by independent marine insurance brokers (who may be the insurance brokers regularly employed by the Charterer) appointed by the Charterer and reasonably acceptable to the Owner Trustee and the Indenture Trustee, describing the insurance policies then carried and maintained on the Vessel (including the names of the underwriters, the types of risks covered by such policies, the amount insured thereunder and the expiration date thereof) and stating that in the opinion of said insurance brokers such insurance is in compliance with the terms of this Section 10 and, to the best of such insurance brokers’ knowledge, is comparable to that carried by other experienced and responsible companies engaged in operation of vessels similar to the Vessel. At the Charterer’s

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expense, the Charterer will cause such insurance broker to agree to advise each Participant, the Owner Trustee, the Indenture Trustee and the Guarantor by telex confirmed by letter of any default in the payment of any premium and of any other act or omission on the part of the Charterer of which it has knowledge and which might invalidate or render unenforceable, in whole or in part, any insurance on the Vessel.

(f) Prohibited Acts. The Charterer agrees that it will not do any act or voluntarily suffer or permit any act to be done whereby any insurance maintained hereunder shall or may be suspended, impaired or defeated and will not suffer or permit the Vessel to engage in any voyage or to carry out any Vessel operations not permitted under the insurance policies maintained hereunder without first covering the Vessel for such voyage or such operations to the amounts herein provided.

(g) Proofs of Loss; Compromises. The Charterer shall, at its own expense, have the duty and responsibility to make all proofs of loss and take all other steps necessary to collect from underwriters for any loss under any insurance with respect to the Vessel. The Charterer shall not agree to a compromised or arranged total loss constituting an Event of Loss without the prior written consent of the Owner Participant, the Owner Trustee and the Indenture Trustee, unless either (i) the insurance underwriters agree to pay an amount at least equal to the amount actually insured for to the Charterer with respect to such Event of Loss in accordance with the provisions of Section 11, or (ii) the Charterer is entitled to the proceeds under Section 10(d).

(h) Other Rights to Insure. The Charterer and, with the prior written consent of the Charterer (which consent will not be unreasonably withheld), any Participant, the Indenture Trustee or the Owner Trustee may at its own expense maintain insurance on or with respect to the Vessel or the operation thereof in an amount exceeding the amount required to be placed by the Charterer hereunder unless such insurance would conflict with, vitiate or otherwise limit any insurance maintained by the Charterer (whether or not pursuant to this Section 10); provided, however, that any insurance so maintained by the Indenture Trustee, the Owner Trustee or any Participant shall provide by its terms that the insurer shall have no rights of subrogation against the Charterer or the Guarantor with respect to any claims thereunder; and provided, further, that, without the prior written consent of the Charterer, the Owner Trustee, the Indenture Trustee and any Participant may maintain insurance in respect of the Vessel in an aggregate amount equal to the difference between the then Fair Market Sale Value of the Vessel and the amount of insurance then carried by the Charterer; and provided, further, that the Charterer shall not place any insurance on or with respect to the Vessel or the operation thereof in an amount exceeding the amount required to be placed by the Charterer hereunder if such additional insurance would conflict with, or otherwise limit the insurance the Owner Trustee, the Indenture Trustee and any Participant are permitted to maintain without the Charterer’s consent pursuant to the immediately preceding proviso of this sentence. The Charterer agrees, upon receipt of a request of, and payment of a premium therefor by, the Owner Participant or the Owner Trustee, to apply for and carry any insurance permitted to be carried pursuant to the next preceding sentence, to the extent such insurance is available, with the Owner Participant or the Owner Trustee, as the case may be, named as the sole loss payee. Upon the placing of such insurance, the Charterer shall retain for itself and shall promptly furnish the Owner Participant with certified copies of all policies, cover notes or other evidence of insurance, except that originals of such policies, cover notes or other evidence shall promptly be delivered to the party requesting and paying for such insurance.

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SECTION 11. Loss, Requisition or Seizure. (a) Requisition. A taking of the Vessel for use by the Applicable Country shall not terminate this Charter, but the Charterer shall remain liable for all its obligations hereunder and under the other Operative Documents with respect to the Vessel, including, without limitation, its liability for payment of Hire, unless and until such taking becomes an Event of Loss hereunder, at which time the provisions of Section 11(b) shall apply. So long as such taking shall not have become an Event of Loss hereunder, all payments received by the Owner Trustee or the Charterer for use of the Vessel as a result of such taking during the Charter Period shall be paid over to, or retained by, the Charterer, except if an Event of Default shall have occurred and be continuing, in which event such payments shall be payable to the Owner Trustee, or to whomever shall be entitled to receive the same, subject to an accounting between the Owner Trustee and the Charterer at the termination of this Charter. Provided the Charterer shall have made all payments of Hire then required and that all amounts of Stipulated Loss Value to be paid to the Indenture Trustee for distribution to the Holders have been paid, after an Event of Loss, all payments received by the Owner Trustee or the Charterer for use of the Vessel under this paragraph (a) shall be paid over to, or retained by, the Charterer.

(b) Event of Loss. Upon the occurrence of an Event of Loss, the Charterer shall forthwith give the Owner Trustee, each Participant and the Indenture Trustee written notice of such Event of Loss and, on the Payment Date following the date of the occurrence of such Event of Loss (or if the Charter Period shall have been extended pursuant to Section 2(b), on the date 90 days after the occurrence of such Event of Loss), shall pay to the Owner Trustee, or to whomever shall be entitled to receive the same, (x) the Stipulated Loss Value, computed as of such Payment Date (or, in the event of an extension of the Charter Period pursuant to Section 2(b), computed as of the Payment Date next preceding the date of such Event of Loss), plus (y) all unpaid Hire, if any, due on such Payment Date. After the payment in full of such Stipulated Loss Value and such other amounts, the Charterer’s obligation to pay further Basic Hire hereunder shall terminate. All insurance proceeds received as the result of an Event of Loss shall be applied in reduction of the Charterer’s obligation to pay Stipulated Loss Value (plus any other amounts of Basic Hire and Supplemental Hire then due and payable), if not already paid by the Charterer, or, if already paid by the Charterer, shall be applied to reimburse the Charterer for its payment of Stipulated Loss Value (plus any such other amounts of Basic Hire and Supplemental Hire as shall then be due and payable) and the balance, if any, of such insurance proceeds remaining thereafter will be paid over to, or retained by, the Charterer. All payments (other than insurance proceeds) received by the Owner Trustee or the Charterer from any governmental authority or otherwise as compensation for an Event of Loss shall be applied in reduction of the Charterer’s obligation to pay Stipulated Loss Value, if not already paid by the Charterer, or if already paid by the Charterer, shall be applied to reimburse the Charterer for its payment of Stipulated Loss Value, and the balance, if any, of such payments shall be shared between the Charterer and the Owner Trustee as their interests may appear. In the event that the Charterer shall make payment as provided above, including payment by application of insurance proceeds, and shall pay all other Hire then owing under this Charter, this Charter shall terminate and the Charterer or its designee (i) shall be subrogated to all rights that the Owner Trustee shall have with respect to the Vessel, (ii) shall, subject to the Charterer’s obtaining any governmental consents required, receive assignments and bills of sale from the Owner Trustee (in such form as the Charterer or such designee shall require) of any or all such rights, together with all the Owner Trustee’s right, title and interest in and to the Vessel, free and clear of any Owner

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Encumbrances, but otherwise without any representation, recourse or warranty of any character on the part of the Owner Trustee, and (iii) shall have the right to abandon the Vessel to underwriters on behalf of the Owner Trustee as well as itself. In such case, the Owner Trustee shall, at the Charterer’s expense, execute or cause to be executed such documents and take such other action as the Charterer shall require to effect the surrender to the insurance underwriters of the Vessel. The Charter Period shall terminate with respect to the Vessel upon payment of all Stipulated Loss Value and all Hire then owing.

SECTION 12. Charterer’s Option to Terminate Upon Vessel’s Becoming Obsolete or Surplus. (a) Option to Terminate. Notwithstanding any provision herein contained to the contrary, so long as no Event of Default or Default shall have occurred and be continuing, in the event that the President or a Vice-President of the Charterer shall in his reasonable judgment make a determination that the Vessel shall have become obsolete or surplus to the Charterer’s requirements or that the costs of operating the Vessel shall be in excess of the economic value of the Vessel to the Charterer and shall have delivered to the Owner Trustee and the Indenture Trustee an Officer’s Certificate to such effect (and which Certificate shall expressly state that such determination was made without regard to then prevailing interest rates), the Charterer shall have the right at its option, on at least 180 days’ prior irrevocable written notice to the Owner Trustee and the Indenture Trustee, to terminate this Charter on any Payment Date (for the purpose of this Section 12(a) called the “Termination Date”) specified in such notice; provided, however, that (a) the Termination Date shall occur later than five years after the Closing Date, (b) unless in giving such notice of termination the Charterer shall have elected to have the Vessel scrapped under paragraph (b) below, on the Termination Date the Vessel shall be in the same condition and at the same location as if being redelivered pursuant to Sections 2(d) and 2(e) free and clear of all liens, charges, security interests and encumbrances (except as permitted by Sections 2(e)), and (c) such Termination Date shall occur on a Payment Date at least 25 days after the giving of notice to redeem the Notes Outstanding to the Indenture Trustee.

(b) Scrapping of Vessel. In giving such notice of termination pursuant to paragraph (a) above, the Charterer may also elect to purchase the Vessel and sell the Vessel for scrap. If the Charterer elects to purchase and then scrap the Vessel, then the Charterer, as principal, shall obtain a sale for scrap contract. Simultaneously with delivery and acceptance of the Vessel on the Termination Date the Charterer shall pay to the Owner Trustee, or to whoever shall be entitled to receive the same, a purchase price equal to the amount, if any, by which (i) the sum of (A) the higher of (x) the Termination Value in respect of such Vessel, calculated as of such Payment Date, and (y) the higher of the Fair Market Sale Value of the Vessel (other than for scrap) and the scrap value of the Vessel (each as determined pursuant to. the Appraisal Procedure and, in each case, plus any premium then due on redemption of the Notes), plus (B) the amount of Basic Hire that would be payable on such Payment Date (if and the extent Basic Hire is then being paid in arrears), plus (C) all other Hire then due, exceeds (ii) the scrap sales price of such Vessel after deducting from such sales price any and all costs and expenses whatsoever incurred by the Owner Trustee and the Owner Participant in connection with such sale. In the event of such sale, the discharge of the Indenture and the receipt by the Owner Trustee, or by whoever shall be entitled to receive the same, of all amounts above described, the obligation of the Charterer to pay Basic Hire shall terminate.

(c) Sale of Vessel. If the Charterer shall not elect to scrap the Vessel, then during the period from the giving of such notice until the Termination Date, the Charterer, as agent for the Owner Trustee, shall use its best efforts to obtain bids for the purchase of the Vessel, and

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the Charterer shall certify to the Owner Trustee the amount of each such bid and the name and address of the party submitting such bid. On the Termination Date (or such later date as the Owner Trustee and the Charterer may mutually agree) the Owner Trustee shall, subject to the Charterer’s obtaining any governmental consents required, sell the Vessel for cash to the bidder who shall have submitted the highest bid prior to the Termination Date, provided, however, that the purchaser of the Vessel shall be a Person other than the Charterer, any Affiliate of the Charterer or any successor or assign of the Charterer. The sales price (net of costs and expenses of the Owner Trustee and of the Owner Participant) realized at such sale shall be paid to the Owner Trustee, or to whoever shall be entitled to receive the same, and, in addition, on the Termination Date the Charterer shall pay to the Owner Trustee, or to whoever shall be entitled to receive the same, the amount, if any, by which the Termination Value in respect of the Vessel, computed as of such Payment Date exceeds the sales price of the Vessel, after deducting from such sales price any and all costs and expenses described above. In addition, the Charterer shall pay to the Owner Trustee or to whomever shall be entitled to receive the same, the amount of the Basic Hire payable on such Payment Date (if and to the extent Basic Hire is then being paid in arrears) plus all other Hire then due. If no sale shall occur on the date scheduled therefor as above provided, this Charter will continue in full force and effect. In the event of termination of this Charter pursuant to this Section 12 and the receipt by the Owner Trustee, or by whoever shall be entitled to receive the same, of all amounts above described as payable, the obligation of the Charterer to pay Basic Hire on each Payment Date shall terminate. The Owner Trustee shall be under no duty to solicit bids (but shall have the right to do so), to inquire into the efforts of the Charterer to obtain bids or otherwise to take any action or incure any cost or expense in connection with any sale pursuant to this Section 12 other than to transfer or to cause to be transferred to the purchaser named in the highest bid certified by the Charterer to the Owner Trustee as above provided all the Owner Trustee’s right, title and interest in and to the Vessel. Any sale pursuant to this Section 12 shall be free and clear of the Charterer’s rights to the Vessel and any Owner Encumbrances but otherwise shall be made without any representation, recourse or warranty whatsoever on the part of the Owner Trustee except that the Owner Trustee shall warrant to the purchaser that the Vessel is free and clear of all Owner Encumbrances.

(d) Charter Period; Retention of Vessel. If the Charterer shall elect to terminate this Charter pursuant to this Section 12, there shall be no extension of the Charter Period as contemplated by Section 2(b). The foregoing provisions of Section 12(c) to the contrary notwithstanding, but subject to Section 12(b), the Owner Trustee may, by notice in writing given to the Charterer on or prior to the Termination Date, elect to retain the Vessel for its own use, in which event the Owner Trustee shall (i) pay, or provide for the payment of, the unpaid principal amount of the Notes Outstanding (and premium, if any) and accrued interest thereon to the Termination Date, and (ii) deliver to the Charterer a release of all obligations of the Charterer to pay Basic Hire on any and all Payment Dates accruing on (if Basic Hire has been paid in advance) and after (but not on, if Basic Hire is to be paid in arrears or before) the Termination Date, as well as of the obligation of the Charterer to pay Termination Value.

SECTION 13. Assignments and Subcharters. (a) Assignment. If no Event of Default has occurred and is continuing, the Charterer shall have the absolute right, upon not less than 15 Business Days’ prior written notice to the Owner Trustee, to assign this Charter and the other Operative Documents to any Person, other than any Person which is not then a solvent entity able to pay its debts and perform its obligations as the same shall become due; provided that, if the Vessel is then documented under the laws and flag of the United States of America,

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such Person is organized under the laws of the United States and is a “citizen of the United States” within the meaning of Section 2 of the Shipping Act, 1916, as amended; and provided, further, that following any such assignment, the Guarantee shall remain in full force and effect as to this Charter (and the Guarantor shall deliver to the Owner Trustee and the Indenture Trustee an Officer’s Certificate and an Opinion of Counsel, each in form and substance reasonably satisfactory to the Owner Trustee, the Owner Participant and the Indenture Trustee, to such effect) and the other assigned Operative Documents and provision shall be made to ensure the performance by the assignee of all of the Charterer’s obligations hereunder, including, without limitation, the Charterer’s obligations under Section 5. Upon such assignment, the Charterer shall be released from its obligations hereunder, and, if requested by the Charterer, the Owner Trustee, at the expense of the Charterer, shall execute and deliver such documents as may be necessary or appropriate to effectuate and confirm such release. The Charterer shall not otherwise have the right to assign this Charter to any other Person without the prior written consent of the Owner Trustee and the Indenture Trustee.

(b) Subcharter and Sharing. Subject to the terms of applicable law and regulations and the CDS Agreement, the Charterer shall have the right, so long as no Event of Default shall have occurred and be continuing, to enter into a subcharter of or Sharing Arrangement for the Vessel to others on a time, voyage, consecutive voyage or bareboat basis; provided that (i) each such subcharter or Sharing Arrangement shall be expressly subject and subordinate to the terms of this Charter and the Indenture and, by the terms of any such subcharter or Sharing Arrangement, shall make express reference to the fact that such subcharter or Sharing Arrangement is entered into by the Charterer in its capacity as such hereunder and that, in the case of any subcharter, the Vessel may be repossessed and such subcharter terminated upon the occurrence of an Event of Default hereunder and, in certain instances, upon the occurrence of an Indenture Event of Default, (ii) no such subcharter shall be to a Person who is not then a solvent entity able to pay its debts and perform its obligations as the same shall become due, (iii) no such subcharter shall be to a Person located in any country with which the United States does not then maintain diplomatic relations, (iv) the Charterer shall give notice to the Owner Trustee and the Indenture Trustee of any subcharter of or Sharing Arrangement for the Vessel for a period exceeding one year, and in the case of each such subcharter or Sharing Arrangement, the period thereof (including any option by the subcharterer or Person with which such Sharing Arrangement has been made to extend such subcharter or Sharing Arrangement) which shall not be for a longer period than the remainder of the Charter Period (as then in effect) hereunder, (v) irrespective of any such subcharter or Sharing Arrangement, the Charterer shall remain liable for all its obligations under this Charter and the other Operative Documents to which it is a party to the same extent as if such subcharter or Sharing Arrangement were not in effect, (vi) the terms of any such subcharter or Sharing Arrangement shall comply with all applicable laws and regulations and all necessary approvals to such subcharter or Sharing Arrangement shall have been obtained, (vii) if the Vessel is then documented under the laws of the United States, the subcharterer shall be a “citizen of the United States” within the meaning of Section 2 of the Shipping Act, 1916, as amended and within the meaning of Section 905(c) (as it applies to Title VI) of the Merchant Marine Act, 1936, as amended, or shall be approved by the Maritime Administration and (viii) within 10 days after entering into any such subcharter that is a demise charter and any other subcharter that requires approval of the Regulatory Agency, the Charterer will give the Owner Trustee and the Indenture Trustee written notice thereof.

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(c) Indenture. The Charterer hereby specifically consents to the mortgage, pledge and assignments effected or to be effected by the Indenture. The Charterer agrees to execute and deliver any further consents and acknowledgements with respect to any such mortgage, pledge or assignments as the Owner Trustee or the Indenture Trustee may request.

(d) Assignment by Owner Trustee. The Owner Trustee agrees that it will not assign or transfer its right, title and interest in and to this Charter or the Vessel, except as contemplated by the Indenture and except that the Owner Trustee may (subject to the rights of the Charterer pursuant to Section 2(f) hereof) prior to the end of the Basic Term or any Renewal Term, as the case may be, agree to sell, lease or otherwise dispose of the Vessel effective at or after the end of the Basic Term or such Renewal Term, as the case may be, provided that any such agreement is stated expressly to be subject and subordinate to the Indenture, unless the Indenture is no longer in effect, and to the rights of the Charterer hereunder. Prior to executing any such assignment of its rights hereunder, the Owner Trustee shall notify the Charterer and the Indenture Trustee thereof.

SECTION 14. Events of Default. Each of the following events shall constitute an “Event of Default” (whether any such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(a) the Charterer shall fail to make any payment of Interim Hire, Basic Hire or Supplemental Hire (to the extent such Supplemental Hire constitutes premium) on the date the same shall become due and such failure shall be continuing at the end of the 10th day after such payment shall become due; or

(b) the Charterer shall fail to make any other payment of Supplemental Hire (or any other payment required hereunder other than Interim Hire, Basic Hire and Supplemental Hire described in clause (a) above) before the end of the 30th day after the Charterer and the Guarantor (and, if such demand is being made by the Indenture Trustee, the Owner Trustee) shall have received written demand for such payment from the Owner Trustee or the Indenture Trustee;

(c) the Charterer shall fail to perform or observe any other covenant, condition or agreement to be performed or observed by it hereunder or under the Participation Agreement or the Guarantor shall fail to perform or observe any covenant, condition or agreement to be performed by it under the Participation Agreement and, in either case, the Charterer or the Guarantor, as the case may be, shall not have diligently commenced to cure (in the case of a cure that cannot be effected by the payment of money) or shall not have cured (in the case of a cure that can be effected by the payment of money) such failure on or prior to the 30th day after a Responsible Officer of the Charterer or the Guarantor shall have obtained actual knowledge of such failure and thereafter diligently proceeded to complete such cure on or prior to the 90th day after such actual knowledge has been obtained (or if (i) the Vessel is at sea on the date a Responsible Officer of the Guarantor shall have obtained such actual knowledge and (ii) the performance or observation of any such covenant, condition or agreement shall require access to such Vessel, the Charterer or the Guarantor, as the case may be, shall not have diligently commenced to cure such failure on or prior to the 30th day after the date on which the Vessel first returns to a United States port and thereafter diligently proceeded to complete such cure on or prior to the 90th day after such date), provided, however, that the 90 day

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limitations set forth in this subsection (c) shall not apply to any failure to perform or observe any covenant, condition or agreement contained in Section 5(a) of this Charter (other than clause (vi) thereof) unless such failure would have a material adverse effect on the value of the Vessel, or

(d) any representation or warranty made by the Charterer or the Guarantor herein or in the Guarantee, the Participation Agreement or any document or certificate (other than the Tax Indemnification Agreement) furnished by it to the Owner Trustee, the Indenture Trustee or the Owner Participant in connection herewith or therewith or pursuant hereto or thereto shall prove at any time to be incorrect as of the date made in any material respect and the Charterer shall not have diligently commenced to correct the condition resulting in such inaccuracy (if correctable) on or prior to the 60th day after the Charterer and the Guarantor (and, if such notice is being given by the Indenture Trustee, the Owner Trustee) shall have received notice of such inaccuracy from the Owner Trustee or from the Indenture Trustee and thereafter diligently proceeded to complete such correction (or if (i) the Vessel is at sea on the date the Guarantor (and, if such notice is being given by the Indenture Trustee, the Owner Trustee) shall have received such notice and (ii) the correction of such condition shall require access to the Vessel, the Charterer or the Guarantor, as the case may be, shall not have diligently commenced to correct the condition resulting in such inaccuracy (if correctable) on or prior to the 60th day after the date on which the Vessel first returns to a United States port and thereafter diligently proceeded to complete such correction); or

(e) the Charterer or the Guarantor shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any applicable bankruptcy or insolvency law (as now or hereafter in effect) or an answer admitting the material allegations of a petition filed against the Charterer or the Guarantor in any such proceeding, or either the Charterer or the Guarantor shall by voluntary petition, answer or consent, seek relief under the provisions of any now existing or future bankruptcy, insolvency or other similar law providing for the liquidation, reorganization or winding-up of corporations, or providing for an agreement, composition, extension or adjustment with its creditors; or

(f) a receiver, trustee, liquidator or custodian of either the Charterer or the Guarantor, or of a substantial part of its property shall be appointed by court order and such order shall remain in effect for more than 60 days; or the Charterer or the Guarantor shall be adjudicated bankrupt or insolvent; or any of their respective properties shall be sequestered by court order and such order shall remain in effect for more than 60 days; or a petition shall be filed against the Charterer or the Guarantor under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect, and shall not be dismissed within 60 days after such filing; or

(g) the Guarantee ceases to be in full force and effect other than in accordance with its terms or the Guarantor defaults in the performance of any Guaranteed Covenant beyond the grace period provided in respect of such Guaranteed Covenant in the Charter or the Tax Indemnification Agreement, as the case may be; or

(h) the Charterer shall fail to carry or maintain insurance in accordance with Section 10.

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SECTION 15. Action Following an Event of Default. Upon the occurrence of an Event Default and at any time thereafter so long as the same shall be continuing, the Owner Trustee may, at its option, declare this Charter to be in default (except that no such declaration shall be required in the case of an Event of Default pursuant to paragraph (e) or (f) of Section 14); and at any time thereafter, so long as the Charterer shall not have remedied all outstanding Events of Default, the Owner Trustee may do, and the Charterer shall comply with, one or more of the following, as the Owner Trustee in its sole discretion shall so elect, to the extent permitted by, and subject to compliance with, any mandatory requirements of applicable law then in effect:

(a) Redelivery and Retaking. Upon written demand, the Owner Trustee may cause the Charterer at the Charterer’s expense to, and the Charterer hereby agrees that it will, promptly redeliver the Vessel, or cause the Vessel to be redelivered, to the Owner Trustee with all reasonable dispatch and in the same manner and in the same condition as if the Vessel was being redelivered in accordance with all the provisions of Sections 2(d) and 2(e) and all obligations of the Charterer under said Sections shall apply to such redelivery; or the Owner Trustee or its agent, at the Owner Trustee’s option, without further notice, may, but shall be under no obligation to, retake the Vessel wherever found, whether upon the high seas or at any port, harbor or other place and irrespective of whether the Charterer, any subcharterer or any other Person is in possession of the Vessel, all without prior demand and without legal process, and for that purpose the Owner Trustee or its agent may enter upon any dock, pier or other premises where the Vessel is and may take possession thereof, without the Owner Trustee or its agent incurring any liability by reason of such retaking, whether for the restoration of damage to property caused by such retaking or for damages of any kind to any Person for or with respect to any cargo carried or to be carried by the Vessel or for any other reason. The exercise by the Owner Trustee of its remedies under this paragraph (a) shall be without prejudice, and in addition, to any of the Owner Trustee’s other remedies referred to below in this Section 15.

(b) Liquidated Damages. Provided the Owner Trustee shall not have exercised any remedies under paragraph (c) of this Section 15, the Owner Trustee, by written notice to the Charterer specifying a payment date not earlier than 10 nor later than 100 days from the date of such notice, may require the Charterer to pay to the Owner Trustee, and the Charterer hereby agrees that it will pay to the Owner Trustee, on the payment date specified in such notice, as liquidated damages for loss of a bargain and not as a penalty, and in lieu of any further Basic Hire payments hereunder, all unpaid Basic Hire payable on each Payment Date occurring on (if, and to the extent Basic Hire is then being paid in arrears) or before the payment date specified in such notice, plus any Supplemental Hire then due, plus an amount equal to the Stipulated Loss Value computed as of the Loss Payment Date immediately preceding the payment date specified in such notice (or as of such payment date if such payment date is a Loss Payment Date), together with interest on such amount at the Overdue Rate for the period, if any, from the Loss Payment Date as of which such Stipulated Loss Value shall be computed to and including the date of actual payment, and, provided that if the Charterer shall have made the foregoing payments in full, the Owner Trustee shall pay over to the Charterer, as and when from time to time received, the net proceeds of any sale, charter or other disposition of the Vessel (after deducting all costs and expenses whatsoever incurred by the Owner Trustee, the Owner Participant and the Indenture Trustee in connection therewith and all other

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amounts which may become payable to the Owner Trustee and the Owner Participant) up to the amount of such Stipulated Loss Value actually paid.

(c) Alternate Liquidated Damages. Whether or not the Owner Trustee shall have exercised, or shall thereafter at any time exercise, any options, rights or remedies under paragraph (a) or (d) of this Section 15, the Owner Trustee, in lieu of exercising its rights under paragraph (b) of this Section 15, may, by notice to the Charterer specifying a Loss Payment Date which is not earlier than 10 days after the date of such notice, demand that the Charterer pay to the Owner Trustee and the Charterer shall pay to the Owner Trustee, on such Loss Payment Date, as liquidated damages for loss of a bargain and not as a penalty, and in lieu of Basic Hire due after such Loss Payment Date, all unpaid Basic Hire payable on each Payment Date occurring on (if and to the extent Basic Hire is then being paid in arrears) or prior to such Loss Payment Date, plus any Supplemental Hire then due, plus whichever of the following amounts the Owner Trustee, in its sole discretion, shall specify in such notice (together with interest on such amount at the Overdue Rate for the period from the Loss Payment Date specified in such notice to the date of actual payment):

(i) an amount equal to the excess, if any, of the Stipulated Loss Value of the Vessel computed as of the Loss Payment Date specified in such notice, over the Fair Market Bareboat Charter Hire of the Vessel, determined by an Appraiser selected by the Owner Trustee, for the remainder of the Charter Period after discounting such Fair Market Bareboat Charter Hire semi-annually to present worth as of such Payment Date at the Prime Rate, or

(ii) an amount equal to the excess, if any, of the Stipulated Loss Value of the Vessel computed as of the Loss Payment Date specified in such notice, over the Fair Market Sale Value of the Vessel, determined by an Appraiser selected by the Owner Trustee, as of such Loss Payment Date;

provided, however, that if the Vessel cannot be repossessed, the Fair Market Bareboat Charter Hire and the Fair Market Sale Value of the Vessel for purposes of this Section 15(c) shall be deemed to be equal to zero.

(d) Sale; Use. The Owner Trustee or its agent may sell the Vessel at a public or private sale, by such advertisement or publication as the Owner Trustee may determine, or otherwise may dispose of, hold, use, operate, charter (whether for a period greater or less than the balance of what would have been the Charter Period in the absence of the termination of the Charterer’s rights to the Vessel) to others or keep idle the Vessel, all on such terms and conditions and at such place or places as the Owner Trustee may determine (subject to the Owner Trustee having received any required governmental approvals) and all free and clear of any rights of the Charterer and of any claim of the Charterer in admiralty, in equity, at law or by statute, whether for loss or damage or otherwise, and without any duty to account to the Charterer except to the extent specifically provided in paragraph (b) above.

(e) Other Remedies. Subject to and without prejudice to any right or claim of the Indenture Trustee under the Guarantee or the Indenture, the Owner Trustee may exercise any other right or remedy, not inconsistent with the foregoing, that may be available to it under applicable law, in equity or in admiralty, or proceed by appropriate court action to

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28

enforce the terms of this Charter or to recover damages for the breach hereof or to rescind this Charter.

In addition, the Charterer shall be liable, on an After-Tax Basis, for any and all Supplemental Hire payable hereunder before, during or after the exercise of any of the foregoing remedies, which Supplemental Hire shall include all reasonable legal fees and other costs and expenses incurred by the Owner Trustee, the Owner Participant and the Indenture Trustee by reason of the occurrence of any Event of Default or by reason of the exercise by the Owner Trustee, the Owner Participant or the Indenture Trustee of any remedy hereunder, including, without limitation, any costs and expenses incurred by the Owner Participant, the Owner Trustee or the Indenture Trustee in connection with any retaking of the Vessel or, upon the redelivery or retaking of the Vessel in accordance with this Section 15, the placing of the Vessel in the condition and seaworthiness required by the terms of Sections 2(e) and 5(a). Except as specifically provided herein, no remedy referred to in this Section 15 is intended to be exclusive, but each shall be cumulative and is in addition to, and may be exercised concurrently with, any other remedy which is referred to in this Section 15 or which may otherwise be available at law, in equity or in admiralty; provided, however, that liquidated damages having been agreed to by the parties hereto pursuant to paragraphs (b) and (c) above, the Owner Trustee shall not be entitled to recover from the Charterer as damages upon the occurrence of one or more Events of Default an amount in excess of such liquidated damages plus any other Hire owing pursuant to the terms of this Charter. To the extent not required to satisfy any Notes and other amounts then payable under the Indenture, there shall be deducted from the aggregate amount so recoverable by the Owner Trustee the net balance, if any, remaining of any moneys held by the Owner Trustee which would have been required by the terms hereof or any other Operative Agreement to have been paid to the Charterer but for the occurrence of an Event of Default. To the extent permitted by applicable law, the rights of the Owner Trustee and the obligations of the Charterer under this Section 15 shall be effective and enforceable regardless of the pendency of any proceeding which has or might have the effect of preventing the Owner Trustee and the Charterer from complying with the terms of this Charter. No express or implied waiver by the Owner Trustee of any Event of Default shall in any way be, or be construed to be, a waiver of any further or subsequent Event of Default. To the extent permitted by applicable law, the Charterer hereby waives any rights now or hereafter conferred by statute or otherwise which may require the Owner Trustee to sell, charter or otherwise use the Vessel in mitigation of the Owner Trustee’s damages except to the extent expressly set forth in this Section 15.

SECTION 16. Notices. All notices, demands, declarations and other communications required under the terms and provisions hereof shall be in writing, and shall be addressed (i) if to the Charterer, at its address at P.O. Box 800, Iselin, New Jersey 08830, 10 Parsonage Road, Edison, New Jersey 08817, Telex: 844432, Telecopy: (201) 632-2481, Attention: Group Vice-President, Marine Operations, with a copy to the Guarantor at its offices specified in clause (ii) below, (ii) if to the Guarantor, at its address at One James Center, Richmond, Virginia 23219, Telecopy: (804) 782-1409, Attention: Treasurer, with a copy to the Charterer at its offices specified in clause (i) above, (iii) if to the Owner Trustee or CNB, at its address at 777 Main Street, Hartford, Connecticut 06115, Attention: Corporate Trust Administration with a copy to the Owner Participant at its address specified in the Participation Agreement, (iv) if to the Indenture Trustee, at its address at 35 North Sixth Street, Reading, Pennsylvania 19603, Attention: Corporate Trust Department, Reference: Sea-Land Pacific, Dec. 1, 1988 Trust Telecopy: (215) 320-2428, (v) if to any Participant, at its respective address specified in the

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29

Participation Agreement, or (vi) if to any of the foregoing, at such other address as such Person may from time to time designate in writing to the other Persons referred to in this Section 16. Notice shall be effective on receipt.

SECTION 17. Further Assurances and Financial and Other Information. (a) Further Assurances; Perfection of Security Interests. The Charterer hereby agrees promptly and duly to execute and deliver to the Owner Trustee or the Indenture Trustee such further documents and assurances and take such further action as the same may from time to time reasonably request in order more effectively to carry out the intent and purpose of this Charter and to establish and protect the rights and remedies created or intended to be created in favor of the Owner Trustee and the Indenture Trustee hereunder and under the Indenture. The Charterer will at all times cause to be kept recorded, registered, filed, rerecorded, reregistered and refiled the Indenture, any required financing and continuation statements and all the required papers, and cause to be taken such other actions, as in the Opinion of Counsel are required by law in order fully to perfect, preserve and protect the lien of the Indenture, and, so long as the Vessel is documented under the laws and flag of the United States of America, to preserve the Mortgage as a first preferred mortgage under, and to comply with and satisfy all the provisions and requirements of, the Ship Mortgage Act, 1920, as amended. The Charterer will pay or cause to be paid all taxes, fees and other charges in connection with such recording, registering, filing, rerecording, reregistering, refiling and other actions. The Charterer will furnish to the Owner Trustee and the Indenture Trustee in January of each year beginning with the year 1990, an Opinion of Counsel stating that, in the opinion of such counsel, such action has been taken with respect to the recording, registering, filing, rerecording, reregistering and refiling of the Indenture, any required financing and continuation statements and all other required papers, and such other actions have been taken, as are required by law to perfect, preserve and protect the lien of the Indenture, and reciting the details of such action, or that in the opinion of such counsel, no such action is necessary to protect, preserve and perfect such lien.

(b) Information as to Guarantor. The Charterer agrees to furnish, or cause to be furnished to the Owner Trustee, the Indenture Trustee and the Owner Participant, the financial information required of the Guarantor under the Guarantee in quantities reasonably requested, and such additional information with respect to the Vessel or regarding the financial condition or business of the Guarantor and its consolidated subsidiaries as the Owner Trustee, the Indenture Trustee or the Owner Participant may reasonably request.

(c) Information as to Charterer. The Charterer agrees to furnish to the Owner Trustee and the Indenture Trustee in quantities reasonably requested, concurrently with the delivery of year-end financial statements of the Guarantor pursuant to paragraph (b) of this Section 17, (x) a certificate, signed by a duly authorized officer of the Charterer, (i) stating whether or not any insurance is required to be maintained by the Charterer pursuant to Section 10(a) hereof and, if so required, stating the type and amount of such insurance and (ii) stating that such officer has made or caused to be made under his supervision a review of the transactions and condition of the Charterer during the fiscal year covered by such officer’s certificate and, to the best of his knowledge after due inquiry, that no Event of Default has occurred and is continuing. The Charterer shall notify the Owner Trustee and the Indenture Trustee of any Event of Default promptly after a Responsible Officer of the Charterer receives knowledge thereof and (y) promptly upon request, such other information relating to the Charterer’s financial condition as may reasonably be requested.

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30

(d) Vessel Logs. The Charterer shall maintain logs of the location of the Vessel and make available to the Owner Participant and the Owner Trustee such information (including, without limitation, such information contained in such logs) as will provide the Owner Participant and the Owner Trustee with all information reasonably necessary to permit the Owner Participant and the Owner Trustee to prepare all required tax returns (including, without limitation, its federal income tax returns) and other required reports.

(e) Machinery List. The Charterer agrees to deliver to the Owner Trustee a machinery list for the Vessel within 90 days of the Closing Date.

SECTION 18. Successor Banks and Trustees. The Charterer agrees that in the case of the appointment of any successor trustee pursuant to the terms of the Trust Agreement or the Indenture, such successor trustee shall, upon written notice by such successor trustee to the Charterer, succeed to all the respective rights, powers and title of CNB and the Owner Trustee hereunder or to all the rights and powers of the Indenture Trustee hereunder, as the case may be, and shall be deemed to be the owner or mortgagee, respectively, of the Vessel for all purposes hereof, without the necessity of any consent or approval by the Charterer and without in any way altering the terms of this Charter or the Charterer’s obligations hereunder. One such appointment and designation of a successor trustee shall not exhaust the right to appoint and designate further successor trustees pursuant to the Trust Agreement or the Indenture, but such right may be exercised repeatedly as long as this Charter shall be in effect. The trustee or any successor trustee from time to time serving thereunder may, but shall not be obligated to, appoint one or more of its officers as attorney-in-fact for such trustee or such successor trustee, as the case may be, to execute any and all notices, consents and approvals or other documents necessary or desirable to be executed in connection with this Charter or with the Vessel.

SECTION 19. The Indenture Trustee. The provisions of this Charter that require or permit action by, the payment of any moneys to, the consent or approval of, the furnishing of any instrument or information to, or the performance of any other obligation to, the Indenture Trustee shall not be effective, and the Sections hereof containing such provisions shall be read as though there were no such requirements or provisions and all moneys otherwise payable to the Indenture Trustee hereunder shall be paid to the Owner Trustee, after the Indenture Trustee shall have given the Owner Trustee and the Charterer written notice of the satisfaction and discharge of the Indenture.

SECTION 20. Miscellaneous. (a) Amendments. The terms of this Charter shall not be waived, altered, modified, amended, supplemented or terminated in any manner whatsoever except by written instrument signed by the party or parties to be charged (and, in the case the Charterer is to be charged therewith, by written consent of the Guarantor).

(b) Successors and Assigns. This Charter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

(c) Currency. All amounts and moneys referred to in this Charter shall be construed to mean money which at the time is lawful money of the United States of America.

(d) Liabilities of Owner Trustee. CNB is entering into this Charter solely in its capacity as Owner Trustee under the Trust Agreement, and in no case whatsoever shall CNB (or any entity acting as successor Owner Trustee under the Trust Agreement) or the Owner Participant be personally liable on, or for any loss in respect of, any of the statements, representations,

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31

warranties, agreements or obligations of the Owner Trustee hereunder, as to all of which the parties hereto agree to look solely to the Trust created by the Trust Agreement.

(e) Descriptive Headings. The descriptive headings of the several articles and paragraphs of this Charter are inserted for convenience of reference only and do not constitute a part of this Charter.

(f) Counterparts. This Charter may be executed by the parties hereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute but one and the same instrument.

(g) Severability of Provisions. Any provision of this Charter which may be determined by competent authority to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the Charterer hereby waives any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

(h) Governing Law. The interpretation of this Charter and of the rights and obligations of the parties hereunder shall be governed by the laws applicable to maritime contracts entered into in the City of New York, and otherwise by the law in effect in the State of New York.

(i) Consent of Indenture Trustee. To the extent that any provision hereof or of any other Operative Document requires the consent of the Indenture Trustee, such consent shall not be required in the event that the Indenture shall not be in effect.

(j) Quiet Enjoyment. The Owner Trustee hereby expressly acknowledges the provisions of Section 14(c) of the Participation Agreement which are hereby incorporated herein by reference.

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IN WITNESS WHEREOF, the Owner Trustee and the Charterer have caused this Charter to be duly executed and delivered by their respective officers thereunto duly authorized.

THE CONNECTICUT NATIONAL BANK, not in its individual capacity but solely as Owner Trustee

By		/s/ Laura Crowley
	Title:	LAURA CROWLEY
VICE PRESIDENT

SEA-LAND SERVICE, INC.

By		/s/ Sea-Land Service, Inc.
Title:

SCHEDULE 1
to
Bareboat Charter Party

DESCRIPTION OF VESSEL

That certain steam powered C-class containership of approximately 28,095 gross tons and 13,982 net tons, named Sea-Land Pacific, built in 1980 by Bethlehem Ship Building Corporation in Baltimore, Maryland, documented under the laws and flag of the United States of America, bearing Official Number 612085, and with the home port of New York, New York, together with all of her engines, boilers, machinery, masts, spars, boats, anchors, cables, chains, rigging, tackle, fittings, tools, pumps, pumping equipment, gear, apparel, capstans, furniture, equipment, and all other appurtenances thereto appertaining or belonging, excepting, however, all spare parts and any equipment or appurtenances which remain or become the property of the Sea-Land Service, Inc., a Delaware corporation (the “Charterer”), pursuant to Sections 6(c), 7(b) and 7(c) of the Sea-Land Pacific Bareboat Charter Party dated as of December 1, 1988 between The Connecticut National Bank, as Owner Trustee, and the Charterer.

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1-1

SCHEDULE 2
to
Bareboat Charter Party

BASIC HIRE

Payment Date	Percentage of Lessor’s Cost
January 1, 1990	***
July 1, 1990	***
January 1, 1991	***
July 1, 1991	***
January 1, 1992	***
July 1, 1992	***
January 1, 1993	***
July 1, 1993	***
July 1, 1993	***
January 1, 1994	***
July 1, 1994	***
January 1, 1995	***
July 1, 1995	***
January 1, 1996	***
July 1, 1996	***
January 1, 1997	***
July 1, 1997	***
January 1, 1998	***
July 1, 1998	***
January 1, 1999	***
July 1, 1999	***
January 1, 2000	***
July 1, 2000	***
January 1, 2001	***
July 1, 2001	***
January 1, 2002	***
July 1, 2002	***
January 1, 2003	***
July 1, 2003	***
January 1, 2004	***
July 1, 2004	***
January 1, 2005	***
July 1, 2005	***
January 1, 2006	***
July 1, 2006	***
January 1, 2007	***

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406 of the Securities act.

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2-1

SCHEDULE 3

to

Bareboat Charter Party

STIPULATED LOSS VALUE

If the event giving rise to an obligation to pay Stipulated Loss Value occurs and the actual date as of which the Owner Participant shall incur Federal income tax consequences shall be earlier or later than the date assumed in originally calculating the applicable Stipulated Loss Value, such value shall be appropriately adjusted, based upon the date as of which the Owner Participant incurred such tax consequences but otherwise on the assumptions used to calculate the following values. In any case where Stipulated Loss Value shall be payable, there shall be added to the amount determined pursuant to the following schedule, the amount of any premium, if any, payable in respect of the Notes.

Notwithstanding any provision in this Charter to the contrary, the parties hereto acknowledge and agree that the following table of Stipulated Loss Value percentages has been calculated without regard to payment of Basic Hire as of the applicable Payment Date. Accordingly, during the Basic Period, if the payment of Stipulated Loss Value occurs prior to July 1, 1993, the Charterer shall also pay the Basic Hire due on the applicable Payment Date; if the payment of Stipulated Loss Value occurs on July 1, 1993, the Charterer shall also pay the Basic Hire (to the extent it is reflected as an arrears payment on Schedule 1 hereto) due on such Payment Date; if the payment of Stipulated Loss Value occurs after July 1, 1993, the Charterer shall not be obligated to pay Basic Hire on such Payment Date.

Payment Date	Percentage of Lessor’s Cost
July 1, 1989	***
January 1, 1990	***
July 1, 1990	***
January 1, 1991	***
July 1, 1991	***
January 1, 1992	***
July 1, 1992	***
January 1, 1993	***
July 1, 1993	***
January 1, 1994	***
July 1, 1994	***
January 1, 1995	***
July 1, 1995	***
January 1, 1996	***
July 1, 1996	***
January 1, 1997	***
July 1, 1997	***
January 1, 1998	***
July 1, 1998	***
January 1, 1999	***
July 1, 1999	***

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406 of the Securities act.

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3-1

Payment Date	Percentage of Lessor’s Cost
January 1, 2000	***
July 1, 2000	***
January 1, 2001	***
July 1, 2001	***
January 1, 2002	***
July 1, 2002	***
January 1, 2003	***
July 1, 2003	***
January 1, 2004	***
July 1, 2004	***
January 1, 2005	***
July 1, 2005	***
January 1, 2006	***
July 1, 2006	***
January 1, 2007	***
July 1, 2007	***

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406 of the Securities act.

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3-2

SCHEDULE 4 to Bareboat Charter Party

TERMINATION VALUE

If the event giving rise to an obligation to pay Termination Value (other than pursuant to a declaration of economic obsolescence pursuant to Section 12 of the Charter) occurs and the actual date as of which the Owner Participant shall incur Federal income tax consequences shall be earlier or later than the date assumed in originally calculating the applicable Termination Value, such value shall be appropriately adjusted, based upon the date as of which the Owner Participant incurred such tax consequences but otherwise on the assumptions used to calculate the following values. In any case where Termination Value shall be payable, there shall be added to the amount determined pursuant to the following schedule, the amount of any premium, if any, payable in respect of the Notes.

Notwithstanding any provision in this Charter to the contrary, the parties hereto acknowledge and agree that the following table of Termination Value percentages has been calculated without regard to payment of Basic Hire as of the applicable Payment Date. Accordingly, during the Basic Period, if the payment of Termination Value occurs prior to July 1, 1993, the Charterer shall also pay the Basic Hire due on the applicable Payment Date; if the payment of Termination Value occurs on July 1, 1993, the Charter shall also pay the Basic Hire (to the extent it is reflected as an arrears payment on Schedule 1 hereto) due on such Payment Date; if the payment of Termination Value occurs after July 1, 1993, the Charterer shall not be obligated to pay Basic Hire on such Payment Date.

Payment Date	Percentage of Lessor’s Cost
July 1, 1989	***
January 1, 1990	***
July 1, 1990	***
January 1, 1991	***
July 1, 1991	***
January 1, 1992	***
July 1, 1992	***
January 1, 1993	***
July 1, 1993	***
January 1, 1994	***
July 1, 1994	***
January 1, 1995	***
July 1, 1995	***
January 1, 1996	***
July 1, 1996	***
January 1, 1997	***
July 1, 1997	***
January 1, 1998	***
July 1, 1998	***
January 1, 1999	***

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406 of the Securities act.

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4-1

Payment Date	Percentage of Lessor’s Cost
July 1, 1999	***
January 1, 2000	***
July 1, 2000	***
January 1, 2001	***
July 1, 2001	***
January 1, 2002	***
July 1, 2002	***
January 1, 2003	***
July 1, 2003	***
January 1, 2004	***
July 1, 2004	***
January 1, 2005	***
July 1, 2005	***
January 1, 2006	***
July 1, 2006	***
January 1, 2007	***
July 1, 2007	***

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406 of the Securities Act.

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4-2

SCHEDULE 5 to Bareboat Charter Party

TERMINATION VALUE

(ECONOMIC OBSOLESCENCE)

If a termination for economic obsolescence occurs pursuant to Section 12 of the Charter and the actual date as of which the Owner Participant shall incur Federal income tax consequences shall be earlier or later than the date assumed in originally calculating the applicable Termination Value, such value shall be appropriately adjusted, based upon the date as of which the Owner Participant incurred such tax consequences but otherwise on the assumptions used to calculate the following values. In any case where Termination Value for economic obsolescence shall be payable, there shall be added to the amount determined pursuant to the following schedule, the amount of any premium, if any, payable in respect of the Notes.

Notwithstanding any provision in this Charter to the contrary, the parties hereto acknowledge and agree that the following table of Termination Value percentages has been calculated without regard to payment of Basic Hire as of the applicable Payment Date. Accordingly, during the Basic Period, if the payment of Termination Value occurs prior to July 1, 1993, the Charterer shall also pay the Basic Hire due on the applicable Payment Date; if the payment of Termination Value occurs on July 1, 1993, the Charter shall also pay the Basic Hire (to the extent it is reflected as an arrears payment on Schedule 1 hereto) due on such Payment Date; if the payment of Termination Value occurs after July 1, 1993, the Charterer shall not be obligated to pay Basic Hire on such Payment Date.

Payment Date	Percentage of Lessor’s Cost
July 1, 1989	***
January 1, 1990	***
July 1, 1990	***
January 1, 1991	***
July 1, 1991	***
January 1, 1992	***
July 1, 1992	***
January 1, 1993	***
July 1, 1993	***
January 1, 1994	***
July 1, 1994	***
January 1, 1995	***
July 1, 1995	***
January 1, 1996	***
July 1, 1996	***
January 1, 1997	***
July 1, 1997	***
January 1, 1998	***
July 1, 1998	***
January 1, 1999	***

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406 of the Securities Act.

5-1

Payment Date	Percentage of Lessor’s Cost
July 1, 1999	***
January 1, 2000	***
July 1, 2000	***
January 1, 2001	***
July 1, 2001	***
January 1, 2002	***
July 1, 2002	***
January 1, 2003	***
July 1, 2003	***
January 1, 2004	***
July 1, 2004	***
January 1, 2005	***
July 1, 2005	***
January 1, 2006	***
July 1, 2006	***
January 1, 2007	***
July 1, 2007	***

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406 of the Securities Act.

5-2

DEFINITIONS

SEA-LAND PACIFIC DEFINITIONS

Schedule X

“Act” shall have the meaning assigned in Section 102 of the Indenture.

“Additional Notes” shall have the meaning assigned in Section 301 of the Indenture.

“Affiliate” of any specified Person shall mean any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“After-Tax Basis”, for purposes of all of the Operative Documents other than the Tax Indemnification Agreement, shall have the meaning assigned in Section 13.3 of the Participation Agreement and, for purposes of the Tax Indemnification Agreement, shall have the meaning assigned in Section 11 thereof.

“Amortization Deductions” shall have the meaning assigned in the Tax Indemnification Agreement.

“Applicable Country” shall mean the United States of America during the first year of the Charter and thereafter shall mean the country under the laws of which the Vessel is then registered (which in any event shall be a country with which the United States maintains diplomatic relations at the time of registry).

“Appraisal” shall have the meaning assigned in Section 5(f) of the Participation Agreement.

“Appraisal Procedure” shall mean the procedure specified in the succeeding sentences for determining an amount or value. If either the Owner Trustee (or the Owner Participant) or the Charterer shall give written notice to the other requesting determination of such amount or value by appraisal, the Owner Participant and the Charterer shall consult for the purpose of appointing a mutually acceptable qualified Independent Appraiser. If such parties shall be unable to agree on an appraiser within 20 days of the first giving of such notice (the “Appraisal Request Date”), such amount or value shall be determined by a panel of three Independent Appraisers, one of whom shall be selected by the Charterer, another of whom shall be selected by the Owner Participant and the third of whom shall be selected by such other two Appraisers or, if such Appraisers shall be unable to agree upon a third Appraiser within 10 days of the selection date of the second of such two Appraisers, by the American Arbitration Association; provided, that if either party shall not select its Appraiser within 35 days after the Appraisal Request Date, such amount or value shall be determined solely by the Appraiser selected by the other party. The Appraiser or Appraisers appointed pursuant to the foregoing procedure shall be instructed to determine such amount or value within 45 days after the final appointment of any Appraiser pursuant hereto (but in no event may such determination be made more than 110 days following the Appraisal Request Date), and such determination shall be final and binding upon the parties. If three Appraisers shall be appointed, (a) if the median of the determinations of the Appraisers shall equal the mean of such determinations, such mean shall

SEA-LAND PACIFIC

constitute the determination of the Appraisers, otherwise (b) the determination of the Appraiser that shall differ most from the other two Appraisers shall be excluded, the remaining two determinations shall be averaged and such average shall constitute the determination of the Appraisers. Fees and expenses relating to an Appraisal Procedure shall be payable as follows:

(i) if the Appraisal Procedure is utilized in connection with the exercise of the Special Purchase Option or of remedies upon the occurrence of an Event of Default under the Charter or any exercise of rights under the Guarantee, all such fees and expenses shall be borne by the Charterer;

(ii) if the Appraisal Procedure is utilized in connection with the possible exercise of a renewal option or purchase option pursuant to paragraph (c) or (f) of Section 2 of the Charter, then each party shall bear its respective fees and expenses, provided (A) if an appraisal under the Appraisal Procedure shall be conducted by one Appraiser only, the Charterer shall bear the fees and expenses of such Appraiser, or (B) if an appraisal under the Appraisal Procedure shall be conducted by more than one Appraiser, the Charterer shall bear the fees and expenses of the Appraiser appointed by the Charterer and of the Appraiser appointed jointly by the Appraiser of the Charterer and the Appraiser of the Owner Participant; and provided, further, that if after the utilization of such Appraisal Procedure the Charterer does not exercise any such renewal option or purchase option, then the Charterer shall reimburse the Owner Participant for all fees and expenses paid by the Owner Participant in respect of such Appraisal Procedure;

(iii) if the Appraisal Procedure is utilized in connection with the purchase of any Improvements to the Vessel pursuant to Section 7 of the Charter, all such fees and expenses shall be borne by the Owner Participant; and

(iv) in all other instances, each party shall bear (A) its respective fees and expenses with respect to any Appraisal Procedure and (B) one-half of the fees and expenses of the Appraisers participating in any Appraisal Procedure.

“Appraiser” shall mean JJH, Inc. in the case of the Appraisal delivered pursuant to Section 5(f) of the Participation Agreement and otherwise a Person engaged in the business of appraising property who may be employed by or affiliated with the Owner Trustee, the Owner Participant, the Charterer or the Guarantor.

“Assumed Rate” shall have the meaning assigned in the Tax Indemnification Agreement.

“Assumption Event” shall mean the event giving rise to the exercise of the purchase option referred to in Section 21 or 26 of the Participation Agreement or Section 11(b)(iv)(Y) of the Guarantee in respect of which the Charterer shall have given notice of its election or Section 11 of the Guarantee.

“Authorized Person” shall mean (i) with respect to the Owner Trustee, any Person authorized by or pursuant to the organizational documents, the by-laws or any Board Resolution of CNB (whether general or specific) to execute, deliver and take all other actions on behalf of the Owner Trustee in respect of any of the Operative Documents and (ii) with respect to any other entity, any Person authorized by or pursuant to the charter documents, the by-laws or any Board Resolution (in the case of a corporation), partnership agreement (in the case of a partnership), or trust agreement (in the case of a trust) to execute, deliver and take all other actions on behalf of such entity in respect of any of the Operative Documents.

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“Average Life” with respect to the Series A Notes shall mean          years and with respect to the Series B Notes shall mean          years.

“Basic Hire” shall mean the hire payable throughout the Charter Period pursuant to and computed in accordance with, Section 9(b) of the Charter.

“Basic Period” shall mean the period for which the Vessel is chartered as provided in Section 2(a) of the Charter, beginning on the Basic Period Commencement Date and ending at 11:59 P.M. (New York City time) on the eighteenth anniversary of the Basic Period Commencement Date.

“Basic Period Commencement Date” shall mean July 1, 1989.

“Beneficiary” shall have the meaning assigned in Section 2 of the Guarantee.

“Board of Directors” shall mean, with respect to any Person, either the board of directors of such Person or any duly authorized committee of said board.

“Board Resolution” shall mean, with respect to any Person, a copy of a resolution certified by the secretary or an assistant secretary of such Person to have been duly adopted by the Board of Directors of such Person and to be in full force and effect on the date of such certification.

“Business Tax” shall have the meaning assigned in Section 13.2(b) of the Participation Agreement.

“Business Day” shall mean any day other than a Saturday or Sunday or other day on which the banks in New York, New York, Hartford, Connecticut or Reading, Pennsylvania are authorized or obligated to remain closed.

“CDS Agreement” shall mean the Construction-Differential Subsidy Contract No. MA/MSB-370 dated as of June 11, 1976, as amended, by and among the United States, represented by the Secretary of Transportation, acting by and through the Maritime Subsidy Board, the Charterer and the Owner Trustee.

“Charter” shall mean the Sea-Land Pacific Bareboat Charter Party dated as of December 1, 1988 and substantially in the form of Exhibit F to the Participation Agreement, between the Charterer and the Owner Trustee, as lessor, as the same may be amended, modified or supplemented from time to time in accordance with the provisions thereof and of the Indenture.

“Charterer Act Or Omission” shall have the meaning assigned in the Tax Indemnification Agreement.

“Charter Period” shall mean the Interim Period, plus the Basic Period, plus all Renewal Periods actually entered into, subject to extension in the circumstances provided in Section 2(b) of the Charter.

“Charterer” shall mean Sea-Land Service, Inc., a Delaware corporation, together with its successors and permitted assigns.

“Charterer Related Party” shall have the meaning assigned in the Tax Indemnification Agreement.

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“Classification Society” shall mean the American Bureau of Shipping, Lloyd’s Register of Ships, Det Norske Veritas or other comparable agency selected by the Charterer and approved by the Owner Trustee.

“Closing” shall mean the delivery of the Vessel to and acceptance by or on behalf of the Owner Trustee from the Seller pursuant to the Participation Agreement and the delivery of the Vessel by the Owner Trustee to and acceptance by the Charterer as provided in the Participation Agreement and Section 3 of the Charter.

“Closing Date” shall mean the date, which shall be a Business Day, on which the Closing occurs, but in no event later than December 31, 1988.

“Closing Notice” shall have the meaning assigned in Section 4(a) of the Participation Agreement.

“CNB” shall mean The Connecticut National Bank, a national banking association organized under the laws of the United States (or any successor as trustee under the Trust Agreement) in its individual capacity.

“Code” shall mean the Internal Revenue Code of 1986, as amended (or any successor federal income tax statute).

“Commitment” shall mean in the case of each Loan Participant, the amount of the loans to be made by such Loan Participant pursuant to Section 2 of the Participation Agreement and, in the case of the Owner Participant, the amount of the investment to be made by the Owner Participant pursuant to Section 3 of the Participation Agreement.

“Current Cost” shall have the meaning assigned in the Tax Indemnification Agreement.

“Deemed Last Utilized Credits” shall have the meaning assigned in Section 13.2(h) of the Participation Agreement.

“Default” shall mean an event or condition which, with the giving of notice or lapse of time, or both, would constitute an Event of Default.

“Deferred Tax Savings Loss” shall have the meaning assigned in the Tax Indemnification Agreement.

“Depreciation Deductions” shall have the meaning assigned in the Tax Indemnification Agreement.

“Engineer” shall mean a Person engaged in the engineering profession who (except as otherwise expressly provided in the Indenture) may be employed by or affiliated with the Charterer or the Guarantor.

“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended, or any comparable successor law and the rules issued and regulations promulgated thereunder.

“Event of Default” shall mean any of the events referred to in Section 14 of the Charter.

“Event of Loss” shall mean any of the following events occurring during the Charter Period or any extension of the Charter Period: (i) the Vessel suffers an actual or constructive total loss, (ii) the Vessel suffers destruction or damage beyond economic repair or the Vessel is

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rendered permanently unfit for normal use by the Charterer, as determined by the Charterer and evidenced by a certificate of the President or a Vice President of the Charterer to such effect, (iii) the Vessel is taken, condemned or requisitioned for title by any governmental authority, (iv) the Vessel is taken, condemned or requisitioned for use by the United States government for a period extending beyond the Basic Period and any Renewal Period then in effect or (v) the Vessel is taken or requisitioned for use by any governmental entity (other than the United States) for the earlier to occur of (x) twenty-four months or such longer period, not extending beyond the end of the Charter Period, during which the Charterer shall be diligently pursuing recovery of such Vessel and (y) the end of the Basic Period or any Renewal Period then in effect. The date of such Event of Loss shall be the date of such loss, damage, condemnation, taking or requisition, except that for purposes of clauses (iv) and (v) above, no Event of Loss shall be deemed to have occurred until the earlier of (1) the applicable period referred to therein or until the last day of the Basic Period or any Renewal Period then in effect, whichever first occurs and (2) the Charterer’s declaration of the occurrence of an Event of Loss at any time following twelve months after such taking or requisition.

“Excepted Property” shall have the meaning assigned in the Granting Clauses of the Indenture.

“Excepted Rights” shall have the meaning assigned in the Granting Clauses of the Indenture.

“Excess Rate” shall mean a rate of interest per annum equal to the excess, if any, of 10.30% per annum, in the case of the Series A Notes, or 10.63% per annum, in the case of the Series B Notes, over the Treasury Yield.

“Fair Market Bareboat Charter Hire” shall mean, for any period, the charter hire for the Vessel (excluding any Severable Improvements title to which has vested in the Charterer but assuming that the Vessel complies with Section 5 of the Charter) for such period that would be obtained for a bareboat charter of the Vessel in an arm’s-length transaction between an informed and willing owner under no compulsion to charter and an informed and willing charterer, which determination shall be made (i) without deduction for any costs of removal of the Vessel from the location of current use, (ii) on the assumption that the Vessel is free and clear of all liens, is able to operate in domestic trade as permitted by 46 U.S.C § 1156 and is in the condition and repair in which it is required to be returned pursuant to Sections 2 and 5 of the Charter (but otherwise on an “as-is” basis) and (iii) on the assumption that the Vessel is documented under the laws of the United States (if the Vessel is documented elsewhere and if such foreign documentation would reduce the Fair Market Bareboat Charter Hire of the Vessel); provided, however, that the determination of Fair Market Bareboat Charter Hire for the purposes of Section 15(c) of the Charter shall be based on the actual condition of the Vessel at the time of such determination and shall take into account all liens on the Vessel and any legal impediments to the prompt chartering of the Vessel, notwithstanding the provisions of clause (ii) of this sentence.

“Fair Market Renewal” shall have the meaning assigned in Section 2(c)(iv) of the Charter.

“Fair Market Renewal Period” shall have the meaning assigned in Section 2(c)(iv)(B) of the Charter.

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“Fair Market Sale Value” shall mean the sale value of the Vessel (excluding any Severable Improvements title to which has vested in the Charterer) that would be obtained in an arm’s-length transaction between an informed and willing seller under no compulsion to sell and an informed and willing buyer-user, which determination shall be made (i) without deduction for any costs of removal of the Vessel from the location of current use, (ii) and otherwise is free and clear of all liens, is able to operate in domestic trade as permitted by 46 U.S.C § 1156 and is in the condition and repair in which it is required to be returned pursuant to Sections 2 and 5 of the Charter (but otherwise on an “as-is” basis) and (iii) on the assumption that the Vessel is documented under the laws of the United States (if the Vessel is documented elsewhere and if such foreign documentation would reduce the Fair Market Sale Value of the Vessel); provided, however, that the determination of Fair Market Sale Value for the purposes of Section 15(c) of the Charter shall be based on the actual condition of the Vessel at the time of such determination and shall take into account all liens on the Vessel (other than Owner Encumbrances), and any legal impediments to the prompt transfer of title to the Vessel, notwithstanding the provisions of clause (ii) of this sentence.

“Federal Bankruptcy Code” shall mean the Bankruptcy Code of 1978, as amended, 11 U.S.C. §§ 101-1330.

“Final Determination” shall have the meaning assigned in the Tax Indemnification Agreement.

“Fixed Rate Renewal” shall have the meaning assigned in Section 2(c)(iii) of the Charter.

“Fixed Rate Renewal Period” shall have the meaning assigned in Section 2(c)(iii)(B) of the Charter.

“Future Benefit” shall have the meaning assigned in the Tax Indemnification Agreement.

“Guarantee” shall mean the Sea-Land Pacific Guarantee Agreement dated as of December 1, 1988 among the Guarantor, the Owner Trustee and the Owner Participant and substantially in the form of Exhibit D to the Participation Agreement, as the same may be amended, modified or supplemented from time to time in accordance with the provisions thereof, of the Indenture and of the Participation Agreement.

“Guaranteed Covenant” shall have the meaning assigned in Section 2 of the Guarantee.

“Guarantor” shall mean CSX Corporation, a Virginia corporation, together with its successors and permitted assigns, as guarantor under the Guarantee.

“Hire” shall mean Interim Hire, Basic Hire and Supplemental Hire, collectively.

“Holder” shall mean the Person in whose name any Note is registered on the Note Register.

“Home Jurisdiction” shall have the meaning assigned in Section 13.3 of the Participation Agreement.

“Improvement” shall mean an improvement, structural change, modification or addition to the Vessel made after the Closing Date.

“Inclusion” shall have the meaning assigned in the Tax Indemnification Agreement.

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“Indemnitee” shall have the meaning assigned in Section 13.1 of the Participation Agreement.

“Indemnity Loan” shall have the meaning assigned in the Tax Indemnification Agreement.

“Indemnity Loan Interest Rate” shall have the meaning assigned in the Tax Indemnification Agreement.

“Indemnity Loan Principal” shall have the meaning assigned in the Tax Indemnification Agreement.

“Indemnity Loan Repayment Amounts” shall have the meaning assigned in the Tax Indemnification Agreement.

“Indemnity Loan Repayment Date” shall have the meaning assigned in the Tax Indemnification Agreement.

“Indenture” shall mean the Sea-Land Pacific Indenture and Security Agreement dated as of December 1, 1988 between the Owner Trustee and the Indenture Trustee and substantially in the form of Exhibit B to the Participation Agreement, as the same may be amended, modified or supplemented in accordance with the provisions thereof and of the Participation Agreement and after the Closing Date shall include the Mortgage.

“Indenture Default” shall mean an event or condition which, with the giving of notice or lapse of time, or both, would become an Indenture Event of Default.

“Indenture Event of Default” shall mean any of the events specified in Section 601 of the Indenture.

“Indenture Trustee” shall mean Meridian Bank, a Pennsylvania banking corporation, together with any successors, permitted assigns and separate trustees and co-trustees as Indenture Trustee under the Indenture.

“Independent” shall mean, when used with respect to any specified Person, such a Person who (1) is in fact independent, (2) does not have any direct financial interest or any material indirect financial interest in CNB, the Owner Trustee, the Owner Participant, the Charterer or the Guarantor or in any Affiliate of any of them and (3) is not connected with any Loan Participant, the Owner Participant, the Charterer or the Guarantor or any such Affiliate as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions. Whenever it is provided that any Independent Person’s opinion or certificate shall be furnished to the Indenture Trustee, such Person shall be appointed by the Charterer or the Guarantor and approved by the Indenture Trustee in the exercise of reasonable care and such opinion or certificate shall state that the signer has read this definition and that the signer is Independent within the meaning thereof.

“Interest Deductions” shall have the meaning assigned in the Tax Indemnification Agreement.

“Interim Hire” shall mean the hire payable during the Interim Period pursuant to, and computed in accordance with, Section 9(a) of the Charter.

“Interim Period” shall mean the period from the Closing Date to and including the day immediately preceding the Basic Period Commencement Date.

“Investment Grade” shall mean a rating of at least “Baa3” (or such other rating which at the time is the equivalent thereof) by Moody’s Investors Service, Inc. or “BBB-” (or such other

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rating at the time is the equivalent thereof) by Standard and Poor’s Corporation and if both such rating agencies shall cease to publish ratings with respect to the Guarantor, such other rating which at the time is the equivalent thereof as shall then be published by another nationally recognized rating agency selected by the Guarantor and reasonably acceptable to the Owner Participant (and the Indenture Trustee until the Indenture Trustee executes and delivers the Release Notice).

“JJH” shall mean JJH, Inc.

“Lessor’s Cost” shall mean the fair market value of the Vessel as determined by the Appraiser, being $***

“Liabilities” shall have the meaning assigned in Section 13.1 of the Participation Agreement.

“Loan Participant” shall mean each of the financial institutions listed in Schedule 1 to the Participation Agreement to which a Series A Note has been issued, so long as the Series A Notes are Outstanding, each of the financial institutions listed in Schedule 1 to the Participation Agreement to which a Series B Note has been issued, so long as the Series B Notes are Outstanding, and each other Holder of a Note from time to time, and their respective successors and assigns.

“Loss of Amortization Deductions” shall have the meaning assigned in the Tax Indemnification Agreement.

“Loss of Depreciation Deductions” shall have the meaning assigned in the Tax Indemnification Agreement.

“Loss of Interest Deductions” shall have the meaning assigned in the Tax Indemnification Agreement.

“Loss of Tax Benefits” shall have the meaning assigned in the Tax Indemnification Agreement.

“MACRS Property” shall have the meaning assigned in the Tax Indemnification Agreement.

“Maximum Fixed Rate Renewal Date” and “Maximum Fixed Rate Renewal Period” shall have the respective meanings assigned in Section 2(c)(iii)(A) of the Charter.

“Mortgage” shall mean the Sea-Land Pacific First Preferred Ship Mortgage dated the Closing Date and substantially in the form of Exhibit C to the Participation Agreement, as the same may be amended, modified or supplemented from time to time in accordance with the provisions thereof and of the Indenture.

“Mortgaged Property” shall have the meaning assigned in the Granting Clauses of the Indenture.

“Net Return” shall mean the Owner Participant’s nominal after-tax economic yield and total after-tax cash flows calculated on the same assumptions and methods utilized by the Owner Participant in computing the schedules of Basic Hire, Stipulated Loss Values and Termination Values delivered on the Closing Date (or if such schedules are adjusted pursuant to Section 9(e) or (f) of the Charter, in computing such adjusted schedules) and, when used in connection with an adjustment pursuant to Section 9(f)(iii) of the Charter relating to a refinancing, shall also be calculated so as to preserve (x) the Owner Participant’s aggregate book earnings attributable to the transactions contemplated by the Participation Agreement

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406 of the Securities act.

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(determined as above provided) and (y) at any time at least 90% of the Owner Participant’s annual pattern of after-tax earnings attributable thereto.

“Nonseverable Improvement” shall mean, at any time, an Improvement that shall not be “readily removable from the Vessel without causing material damage to the Vessel” within the meaning of Revenue Procedure 75-21 promulgated by the Internal Revenue Service or other similar law, regulation or procedure then in effect or an Improvement that is necessary for the Vessel to maintain the highest classification of the Regulatory Agency for vessels of the same size, age and type as the Vessel or to comply with any requirements of the Regulatory Agency necessary for the Vessel’s certification upon redelivery or retaking.

“Non-U.S. Person” shall mean any Person other than (i) a citizen or resident of the United States, as defined in section 7701(a)(9) of the Code (for purposes of this definition, the “United States”), (ii) a corporation, partnership or other entity created or organized under the laws of the United States or any political subdivision thereof or therein or (iii) any estate or trust that is subject to United States federal income taxation regardless of the source of its income.

“Note Register” shall have the meaning assigned in Section 204 of the Indenture.

“Notes” shall have the meaning specified in the Indenture and more particularly includes the Notes issued on the Closing Date and any other Notes authenticated and delivered under the Indenture.

“Notice” shall have the meaning assigned in Section 19 of the Participation Agreement.

“Notice Period” shall have the meaning assigned in Section 8 of the Guarantee.

“Obligations” shall have the meaning assigned in the Recital clause of the Indenture.

“Offered Interest” shall have the meaning assigned in Section 26 of the Participation Agreement.

“Offered Interest Seller” shall have the meaning assigned in Section 26 of the Participation Agreement.

“Officer’s Certificate” shall mean with respect to any Person, a certificate signed by the Chairman of the Board, the President or a Vice President of such Person or any Authorized Person of such Person.

“Operative Documents” shall mean the Participation Agreement, the Trust Agreement, the Indenture, the Notes, the Mortgage, the Guarantee, the Charter, the Seller Bill of Sale and the Tax Indemnification Agreement.

“Opinion of Counsel” shall mean a written opinion of counsel, who shall be acceptable to the Indenture Trustee (or such other Person to whom such opinion is to be addressed pursuant to any of the Operative Documents).

“Option Purchase Price” shall have the meaning assigned in Section 2(f)(ii) of the Charter.

“Other Charter” shall mean the Sea-Land Enterprise Bareboat Charter Party dated as of December 1, 1988.

“Other Vessel” shall mean Sea-Land Enterprise.

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“Outstanding” when used with respect to the Notes shall mean, as of the date of determination, all the Notes theretofore authenticated and delivered under the Indenture, except:

(1) Notes theretofore cancelled by the Indenture Trustee or delivered to the Indenture Trustee for cancellation;

(2) Notes for whose payment or redemption money in the necessary amount has been theretofore deposited with the Indenture Trustee, provided that, if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to the Indenture or provision therefor satisfactory to the Indenture Trustee has been made;

(3) Notes in exchange for or in lieu of which other Notes have been authenticated and delivered under the Indenture; and

(4) Notes alleged to have been destroyed, lost or stolen which have been paid as provided in Section 205 of the Indenture; provided, however, that in determining whether the Holders of the requisite principal amount of Notes Outstanding have given any request, demand, authorization, direction, notice, consent or waiver under the Indenture, Notes owned by the Owner Participant, the Owner Trustee, the Guarantor or the Charterer, or any Affiliate of any of them, shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that the Indenture Trustee knows to be so owned shall be so disregarded. Notes so owned that have been pledged in good faith may be regarded as Outstanding for such purposes if the pledgee establishes to the satisfaction of the Indenture Trustee the pledgee’s right so to act with respect to such Notes and that the pledgee is not the Owner Participant, the Owner Trustee, the Guarantor or the Charterer, or any Affiliate of any of them.

“Overdue Rate” shall mean with respect to (i) any amount required to be paid to a Holder of a Series A Note, a rate per annum equal to 11.30%, (ii) any amount required to be paid to a Holder of a Series B Note, a rate per annum equal to 11.63%, (iii) any amount required to be paid to a Holder of an Additional Note, a rate per annum equal to one percentage point over the interest rate payable in respect of such Additional Note and (iv) any amount constituting Excepted Property and any other amounts, the Prime Rate plus 2% (in each case computed on the basis of a 360-day year of twelve 30-day months).

“Owner Encumbrances” shall mean any liens, security interests or encumbrances against any part of the Mortgaged Property or the Trust Estate that result from acts of, or any failure to act by, or as a result of claims (including any taxes) against, CNB, the Owner Trustee or the Owner Participant arising out of any event or condition unrelated to (x) the ownership of the Vessel, (y) the administration of the Trust Estate or (z) the transactions contemplated by the Operative Documents, excluding liens, security interests and encumbrances arising from any tax for which the Charterer is obligated to indemnify under the Tax Indemnification Agreement or the Participation Agreement, other than any such tax for which the Charterer has already made full indemnification pursuant to such agreements.

“Owner Participant” shall mean Chrysler Capital Corporation, a Delaware corporation, together with its successors and permitted assigns.

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“Owner Trustee” shall mean The Connecticut National Bank, a national banking association organized under the laws of the United States, in its capacity as trustee under the Trust Agreement, together with its successors and permitted assigns as Owner Trustee under the Trust Agreement.

“Owner Trustee Request” shall mean a written request signed in the name of the Owner Trustee by an Authorized Person, consented to by the Charterer and the Guarantor, and delivered to the Indenture Trustee together with a form of any writings to be executed by the Indenture Trustee pursuant to such request.

“Participants” shall mean, collectively, the Loan Participants and the Owner Participant.

“Participation Agreement” shall mean the Sea-Land Pacific Participation Agreement dated as of November 1, 1988 among the Charterer, the Owner Participant, the Loan Participants, the Owner Trustee, the Indenture Trustee and the Guarantor, as the same may be amended, modified or supplemented from time to time in accordance with the provisions thereof and of the Indenture.

“Payment Date” shall initially mean each July 1 and January 1 of each year occurring during the Charter Period, provided that if any such date shall not be a Business Day, then “Payment Date” shall mean the next succeeding Business Day.

“Percentage Commitment” of the Owner Participant shall mean the percentage set forth opposite the Owner Participant’s name in Schedule 1 to the Participation Agreement under the heading “Percentage Commitment” and “Percentage Commitment” of each Loan Participant for each Series of Notes shall mean the percentage set forth opposite such Loan Participant’s name in Schedule I to the Participation Agreement for such Series under the heading “Percentage Commitment”.

“Permitted Encumbrances” shall mean (a) the rights of the Indenture Trustee under the Indenture, (b) the rights of the Charterer under the Charter, including, without limitation, subcharters of and Sharing Arrangement for the Vessel in accordance with the terms of the Charter, (c) the rights of the Owner Trustee and the Owner Participant under the Trust Agreement, which rights are subject to the liens and security interests created by the Indenture, (d) the restrictions imposed by the United States on the Vessel under the CDS Agreement and (e) during the Charter Period:

(i) liens for current crew’s wages, including wages of the master to the extent provided in Public Law 90-293, for general average or salvage (including contract salvage) or for wages of stevedores employed directly by the Charterer, the operator, agent or master of the Vessel which in each case (A) are unclaimed or (B) shall not have been due and payable for ten (10) days after termination of a voyage;

(ii) liens for repairs or incident to current operations of the Vessel (other than those referred to in clause (i) and other than liens arising with respect to rental payments due under any lease of containers entered into or renewed after the Closing Date) or with respect to any change, alteration or addition made pursuant to the Charter, but only to the extent in each case that such liens are based on claims not yet delinquent, are subordinate to the lien of the Indenture and do not involve a significant risk of a sale, hindrance to operation, forfeiture or loss of the Vessel;

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(iii) liens for amounts that are not delinquent or that are due and unpaid for not more than sixty (60) days after such amounts shall become due that do not involve a significant risk of a sale, hindrance to operation, forfeiture or loss of the Vessel;

(iv) liens for amounts being contested by the Charterer in good faith by appropriate procedures, diligently prosecuted or appealed which do not involve a significant risk of a sale, hindrance to operation, forfeiture or loss of the Vessel;

(v) liens for charges that, in the opinion of the Owner Trustee or as indicated by the written admission of liability therefor by an insurance company, are covered by insurance; and

(vi) liens arising from the taking or requisition for use of the Vessel by the government or any governmental body of the Applicable Country to the extent that the creation or incurrence of such lien shall have been beyond the control of the Charterer during such requisition, provided that all such liens referred to in this clause (vi) shall be removed and discharged within thirty (30) days after such requisition shall have terminated.

“Permitted Investments” shall mean investments with maturities of three months or less from anyone or more of the following categories, (i) direct obligations of the United States of America and agencies thereof, (ii) obligations fully guaranteed by the United States of America, certificates of deposit issued by, or bankers’ acceptances of, or time deposits with, any bank, trust company or national banking association incorporated or doing business under the laws of the United States of America or one of the States thereof having combined capital and surplus and retained earnings of at least $500,000,000 (including the Indenture Trustee and the Owner Trustee if such conditions are met), (iii) commercial paper of companies, banks, trust companies, or national banking associations incorporated or doing business under the laws of the United States of America or one of the States thereof and in each case having a rating assigned to such commercial paper by Standard & Poor’s Corporation or Moody’s Investors Service, Inc. (or, if neither such organization shall rate such commercial paper at any time, by any nationally recognized rating organization in the United States of America) equal to the highest rating assigned by such organization, and (iv) repurchase agreements with any financial institution having a combined capital and surplus of at least $750,000,000 fully collateralized by obligations of the type described in clauses (i) through (iii) above. If all the above investments are unavailable the entire amount to be invested may be used to purchase Federal Funds from an entity described in (ii) of the preceding sentence.

“Person” shall mean any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

“Premium” when used with respect to each of the Series A Notes and Series B Notes, shall mean an amount equal to the excess, if any, of (i) the present value of the payments of principal and interest which would have been due under such Series A Notes or Series B Notes, as the case may be, from the date of redemption thereof to the final maturity thereof had such redemption not occurred, discounted at a rate equal to the Treasury Yield over (ii) the principal amount of such Series A Notes or Series B Notes, as the case may be, so prepaid; provided, however, that if, at the time of redemption, there shall be no Excess Rate, no Premium shall be due.

“Prime Rate” shall mean the rate of interest publicly announced from time to time by Citibank, N.A. in New York as its “base rate”.

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“Proceeding” shall have the meaning assigned to it in Section 5 of the Guarantee.

“Projected Fair Market Sale Value” shall have the meaning assigned to it in Section 5(f) of the Participation Agreement.

“Reasonable Basis” (when used with initial capitals as distinguished from lower case reasonable basis) for a position shall exist if tax counsel may properly advise reporting such position on a tax return in accordance with Formal Opinion 85-352 issued by the Standing Committee on Ethics and Professional Responsibility of the American Bar Association.

“Recapture” shall have the meaning assigned in the Tax Indemnification Agreement.

“Rating Agency” shall mean Moody’s Investors Service, Inc. or Standard and Poor’s Corporation, or if both such rating agencies shall cease to publish ratings with respect to the Guarantor, such other nationally recognized rating agency selected by the Guarantor and reasonably acceptable to the Owner Participant (and the Indenture Trustee until the lien of the Indenture shall have been released in accordance with its terms).

“Redemption Date” when used with respect to any Note to be redeemed shall mean the date fixed for such redemption pursuant to the Indenture.

“Refinancing Loss” shall have the meaning assigned in the Tax Indemnification Agreement.

“Regulatory Agency” shall mean the (i) the Maritime Administration and/or the United States Coast Guard or a comparable agency generally recognized by the insurance industry so long as the Vessel is documented under the flag of the United States of America and if the Vessel is documented under the flag of another country, the comparable regulatory agency or agencies of such country and (ii) the Classification Society.

“Reimbursement Amount” shall have the meaning assigned in Section 3(b)(ii) of the Participation Agreement.

“Release Certificate” shall have the meaning assigned in Section 1102 of the Indenture.

“Renewal Period” shall mean the period of any extension of the Basic Period (or a prior Renewal Period) as provided in Section 2(c) of the Charter.

“Renewal Period Commencement Date” shall have the meaning assigned in Section 2(c) of the Charter.

“Responsible Officer” shall mean, with respect to the subject matter of any covenant, agreement or obligation of any party contained in any Operative Document, the President, or any Vice President, Assistant Vice President, Treasurer, Assistant Treasurer or other officer who in the normal performance of his operational responsibility would have knowledge of such matter and the requirements with respect thereto.

“Scheduled Closing Date” shall have the meaning assigned in Section 4(a) of the Participation Agreement.

“Scheduled Debt Payments” shall mean all regularly scheduled principal and interest payments on the Notes (together with any applicable overdue interest thereon).

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Seller” shall mean Sea-Land Service, Inc., a Delaware corporation, together with its successors and permitted assigns.

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“Seller Bill of Sale” shall mean the Sea-Land Pacific bill of sale of the Seller, dated the Closing Date, and substantially in the form of Exhibit E to the Participation Agreement.

“Series” shall mean, collectively, the Series A Notes and the Series B Notes.

“Series A Notes” shall have the meaning specified in the Indenture and more particularly includes each of the Series A Notes issued on the Closing Date and any Series A Note issued in substitution thereof.

“Series B Notes” shall have the meaning specified in the Indenture and more particularly includes each of the Series B Notes issued on the Closing Date and any Series B Note issued in substitution thereof.

“Severable Improvement” shall mean any Improvement other than a Nonseverable Improvement.

“Sharing Arrangement” shall mean an agreement entered into by the Charterer under the terms by which the parties thereto may (i) charter vessels to and from one another, (ii) charter and cross-charter capacity in the parties’ vessels and (iii) enter into such other sharing arrangements as are customary with ocean carriers engaged in similar trades.

“Special Purchase Option” shall mean the option of the Charterer to purchase the Vessel pursuant to the following procedure:

(i) in the event that the Charterer elects to exercise the Special Purchase Option pursuant to Section 21 of the Participation Agreement, the Charterer shall provide the Owner Participant with Notice of such election, which Notice shall specify whether such purchase is to constitute an Assumption Event or whether the Charterer desires to purchase the beneficial interest of the Owner Participant in the Trust Estate;

(ii) promptly after the giving of such Notice, a determination shall be made pursuant to the Appraisal Procedure of the Fair Market Sale Value of the Vessel as of the Payment Date first occurring at least 90 days from the giving of such Notice;

(iii) on the Payment Date first occurring at least 90 days from the giving of the Notice in clause (i) above, (1) the Charterer shall pay to the Owner Trustee the Hire due on or prior to on such date and (2) the purchase of the Vessel or the beneficial interest of the Owner Participant in the Trust Estate, as the case may be, shall be consummated for a purchase price equal to (A) if the Vessel is to be free and clear of the lien of the Indenture, the greater of (x) the Termination Value of the Vessel on such Payment Date and (y) the Fair Market Sale Value of the Vessel on such date, plus the premium, if any, on the Notes, or (B) if the beneficial interest in the Trust Estate is being purchased or if such purchase constitutes an Assumption Event, (i) the greater of such Termination Value and Fair Market Sale Value of the Vessel on such date, less (ii) the principal amount of the Notes then Outstanding (after application by the Indenture Trustee of Basic Hire to the payment due on such Payment Date); provided, that in the event the Vessel is to be purchased free and clear of the lien of the Indenture, the Charterer shall first directly pay the Indenture Trustee the amounts required to discharge the Indenture in accordance with the terms thereof and then pay to the Owner Trustee any remaining amount of the purchase price;

(iv) in connection with the exercise of the Special Purchase Option, the Owner Participant or the Owner Trustee, as the case may be, shall (subject to obtaining any required governmental approvals) deliver the Vessel or the aforementioned beneficial

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interest, as the case may be, to the Charterer, free and clear of all Owner Encumbrances (and, if the Vessel is not being purchased subject to the Indenture, free and clear of the lien of the Indenture) and shall execute and deliver such documents as shall be reasonably necessary or appropriate to consummate the sale under the Special Purchase Option and to document the Vessel in the name of the Charterer under the laws of the Applicable Country (including, without limitation, any necessary redocumentation of the Vessel), and in the case of a sale which is an Assumption Event, such documents as shall be necessary or appropriate, in the judgment of the Indenture Trustee, to preserve such lien (including, without limitation, any necessary amendments to the Indenture and the Mortgage and any necessary rerecording of the Indenture and the Mortgage); and

(v) the Charterer shall indemnify the Owner Participant and the Owner Trustee on an After-Tax Basis for any out-of-pocket fees and expenses incurred in connection with the exercise of the Special Purchase Option.

“Stated Maturity” when used with respect to any Note or any installment of interest thereon shall mean the date specified in such Note as the fixed date on which the principal of such Note or such installment of interest is due and payable.

“Stipulated Loss Value”, as of any date of determination, shall mean an amount determined by multiplying Lessor’s Cost by the percentage specified in Schedule 3 to the Charter opposite the Loss Payment Date next succeeding such date of determination (or, if such date of determination is a Loss Payment Date opposite such Loss Payment Date); provided, however, that, notwithstanding any provision of the Charter (including but not limited to the adjustments to be made pursuant to Section 9 of the Charter), “Stipulated Loss Value” as of any date of determination, plus the Basic Hire payable on such Loss Payment Date and the premium if any, shall in no event be less than a sum sufficient to pay the aggregate unpaid principal amount of the Notes Outstanding on such Loss Payment Date together with interest thereon accrued to such Payment Date and premium, if any.

“Supplemental Hire” shall mean any and all amounts (other than Interim Hire and Basic Hire), that the Charterer assumes the obligation to pay or agrees to pay under the Charter, the Tax Indemnification Agreement or the Participation Agreement to the Owner Trustee, the Owner Participant or others, including amounts payable as premium, indemnity payments, payments of Stipulated Loss Value and Termination Value under the Charter, and all amounts payable by the Charterer pursuant to Section 9 of the Charter.

“Tax” shall have the meaning assigned in Section 13.2 of the Participation Agreement.

“Tax Assumptions” shall have the meaning assigned in the Tax Indemnification Agreement.

“Tax Forms” shall have the meaning assigned in Section 13.2 of the Participation Agreement.

“Tax Indemnitee” shall have the meaning assigned in Section 13.2 of the Participation Agreement.

“Tax Indemnification Agreement” shall mean the Sea-Land Pacific Tax Indemnification Agreement dated as of December 1, 1988 between the Charter and the Owner Participant and substantially in the form of Exhibit H to the Participation Agreement, as the same may be amended, modified or supplemented pursuant to the provisions thereof.

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“Tax Representations” shall have the meaning assigned in the Tax Indemnification Agreement.

“Temporary Replacements” shall have the meaning assigned to it in Section 7(c) of the Charter.

“Termination Date” shall have the meaning assigned in Section 12(a) of the Charter.

“Termination Value” as of any Payment Date shall mean: (i) for purposes of the Operative Documents (other than Section 12 of the Charter) an amount determined by multiplying Lessor’s Cost by the percentage specified in Schedule 4 to the Charter opposite such Payment Date and (ii) for purpose of Section 12 of the Charter, an amount determined by multiplying Lessor’s Cost by the percentage specified in Schedule 5 to the Charter opposite such Payment Date; provided, however, that, notwithstanding any provision of the Charter (including but not limited to the adjustments to be made pursuant to Section 9 of the Charter), “Termination Value” as of any Payment Date, plus the Basic Hire payable on such Payment Date and plus the premium, if any, shall in no event be less than a sum sufficient to pay the aggregate unpaid principal amount of the Notes Outstanding on such Payment Date together with interest thereon accrued to such Payment Date and the premium, if any.

“TIA” shall mean the Trust Indenture Act of 1939, as in effect from time to time.

“Transfer” shall have the meaning assigned in Section 23 of the Participation Agreement.

“Transaction Costs” shall have the meaning assigned in Section 17 of the Participation Agreement.

“Treasury Yield” when used with respect to the Series A Notes or Series B Notes, as the case may be, shall mean the yield to maturity implied by the Treasury Constant Maturity Series Yields reported (for the latest day for which such yields shall have been so reported as of the Business Day next preceding the Redemption Date) in Federal Statistical Release H.15 (519) (or any comparable successor publication) for U.S. Treasury obligations having a maturity approximating the remaining Average Life of the Notes of such Series.

“Trust Agreement” shall mean the Sea-Land Pacific Trust Agreement dated as of December 1, 1988 between The Connecticut National Bank and the Owner Participant and substantially in the form of Exhibit A of the Participation Agreement as the same may be amended, modified or supplemented from time to time in accordance with the provisions thereof, of the Indenture and of the Participation Agreement.

“Trust Estate” shall have the meaning assigned to it in Section l(d) of the Trust Agreement.

“Verifying Banker” shall mean an investment banker generally recognized in the leveraged lease market, selected by the Owner Participant and reasonably acceptable to the Charterer, and if the Owner Participant and the Charterer are unable to agree on such an investment banker, then “Verifying Banker” shall mean, collectively, a panel of such investment bankers, the first of whom shall be selected by the Owner Participant, the second of whom shall be selected by the Charterer and the third of whom shall be selected by the other two investment bankers.

“Vessel” shall mean that certain C8-S-85d vessel described in Schedule 1 to the Charter.

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